Exhibit 99.3

The transformation to a holding company structure described in this registration statement involves securities of a foreign company. The offer is subject to disclosure requirements of a foreign country that are different from those of the United States. Financial statements included in this document, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuer is located in a foreign country and some or all of its officers and directors are residents of a foreign country. You may not be able to sue a foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court’s judgment.

You should be aware that the issuer may purchase securities otherwise than in connection with the transformation to a holding company structure, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese-language original document for reference purposes only. In the event of any conflict or discrepancy between this document and the Japanese-language original, the Japanese-language original shall prevail in all respects.

[Translation]

[COVER]

Document to be Filed:	Securities Registration Statement

Filed with:	The Director-General of the Chugoku Local Finance Bureau

Filing Date:	May 28, 2020

Company Name:	Kabushiki Kaisha Hirogin Holdings

English Name:	Hirogin Holdings, Inc.

Name and Title of the Representative:	Toshio Heya
President

Location of the Head Office:	1-1-7, Nishikaniya, Minami-ku
Hiroshima-shi

Telephone Number:	Not applicable.

Administrative Person to Contact:	Shinichi Yokomi, Executive Officer and General Manager of the Management Planning Division
The Hiroshima Bank, Ltd.

Nearest Place to Contact:	Head office of The Hiroshima Bank, Ltd.
1-3-8 Kamiyacho, Naka-ku
Hiroshima-shi
(The head office has been temporarily relocated due to reconstruction, and the actual business is being conducted at the location below.)
1-1-7, Nishikaniya, Minami-ku
Hiroshima-shi

Telephone Number:	+81-82-247-5151

Administrative Person to Contact:	Shinichi Yokomi, Executive Officer and General Manager of the Management Planning Division
The Hiroshima Bank, Ltd.

Class of Offered Securities Subject to Registration:	Common share

Amount of Offering Subject to Registration:	422,943,351,939 yen (Note)

(Note)             As the amount of offering subject to registration is undetermined as of the filing date hereof, the amount of the shareholders’ equity (the book value) of The Hiroshima Bank, Ltd. (the “Hiroshima Bank”) as of March 31, 2020 is indicated.

Place for Public Inspection:	Not applicable.

PART I. SECURITIES INFORMATION

I.                                       TERMS AND CONDITIONS OF OFFERING

1.                                     Newly Issued Shares

Class	Number of Shares to Be Issued	Details
Common share	312,315,203 shares (Notes) 1, 2, 3

The shares will have full voting rights and will be the standard shares of Hirogin Holdings, Inc. (the “Company”) with no restrictions on the right to claim distribution of surplus, or other rights. The common shares are book-entry transfer shares, and the number of shares constituting one unit shall be 100 shares.(Notes) 4

(Note)

1.                        The common shares will be issued in conjunction with a share transfer to be conducted pursuant to resolutions (to approve preparation of the share transfer plan and submit the agenda to an annual shareholders meeting) at the board of directors meeting of the Hiroshima Bank held on May 12, 2020 and a special resolution (to approve the share transfer plan) at the annual shareholders meeting of the Hiroshima Bank to be held on June 25, 2020, subject to permits or approval of the relevant government agencies provided in the Banking Act and other applicable laws and regulations (the “Share Transfer”).

2.                        The number of shares to be issued is indicated based on the total number of issued shares of the Hiroshima Bank, 312,633,171 shares (as of March 31, 2020).  The actual number of new shares to be delivered by the Company, which will be the wholly owning parent company incorporated in a share transfer (a holding company), may fluctuate.  Since the Hiroshima Bank plans to cancel its treasury shares held at present or to be newly acquired to the extent that they can practically be cancelled by the effective date of the Share Transfer, 317,968 common shares that are treasury shares held by the Hiroshima Bank as of March 31, 2020 have been excluded from the shares subject to the new share delivery in the above calculation.

3.                        The Hiroshima Bank plans to apply for new listing of the Company’s common shares to Tokyo Stock Exchange, Inc. (the “TSE”).

4.                        The name and address of the book-entry transfer institution are as follows:

Name: Japan Securities Depository Center, Incorporated

Address: 2-1-1 Nihombashi Kayaba-cho, Chuo-ku, Tokyo

2.                                     Method of Offering

The method of offering will be through a share transfer. (Notes) 1, 2

(Note)

1.                        The common shares will be allocated to each of the shareholders of the Hiroshima Bank as of the time immediately prior to the time when the Company acquires all the issued shares of the Hiroshima Bank (the “Record Time”), in the proportion of one share to one common share of the Hiroshima Bank through the Share Transfer.  The issue price to each shareholder will be the total issue price divided by the number of shares to be issued; and, out of the issue price to each shareholder, the amount to be incorporated into the stated capital will be the total amount to be incorporated into the stated capital divided by the number of shares to be issued.  The total issue price is undetermined as of the filing date hereof; however, the amount of the shareholders’

equity (the book value) of the Hiroshima Bank as of March 31, 2020 is 422,943,351,939 yen, and 60,000 million yen out of the total issue price will be incorporated into the stated capital.

2.                        The Company will be listed on the First Section of the TSE through a so-called technical listing (Article 208 of the Securities Listing Regulations of the Tokyo Stock Exchange) on October 1, 2020 after going through procedures for the listing application to the TSE (Article 201, paragraph (2) of the same regulations).  The technical listing is a system to allow prompt listing, when a listed company dissolves by merging with a non-listed company or becomes a wholly owned subsidiary company of a non-listed company through share exchange or share transfer, by mainly checking whether the share certificates, etc., issued by that non-listed company (limited to those for which a listing application is made within six months after the effective date, etc. (Article 216, paragraph (1) of the Enforcement Rules for Securities Listing Regulations of the Tokyo Stock Exchange)) are in compliance with the liquidity standards set forth in the same regulations.

3.                                     Conditions of Offering

(1)                                Bidding Method

(i)                                    Offering through bid

Not applicable.

(ii)                                 Offering through method other than bid

Not applicable.

(2)                                Book Building Method

Not applicable.

(i)                                    Location at which applications will be processed

Not applicable.

(ii)                                 Location at which subscriptions will be processed

Not applicable.

4.                                     Underwriting of Shares

Not applicable.

5.                                     Purpose of Use of Proceeds from Issuance of New Shares

(1)                                Amount of Proceeds from Issuance of New Shares

Not applicable.

(2)                                Purpose of Use of Proceeds

Not applicable.

II.                                  TERMS AND CONDITIONS OF SALE

Not applicable.

[Special matters to be stated concerning offering or sales]

Regarding the listing on the First Section of the TSE

With respect to the common shares of the Company that are newly issued shares under “I. TERMS AND CONDITIONS OF OFFERING” above, the Company plans to list those shares on the First Section of the TSE by the technical listing stated in (Note) 2 of “I. TERMS AND CONDITIONS OF OFFERING, 2. Method of Offering” above.

III.                             OTHER MATTERS TO BE STATED

Not applicable.

PART II.                                             INFORMATION CONCERNING REORGANIZATION (TENDER OFFER)

I.                                       OUTLINE OF REORGANIZATION (TENDER OFFER)

1.                                     Purpose, etc. of the Reorganization

(1)                   Purpose and Reason of Business Consolidation

[Omitted]

(2)                   Overview of Corporate Group of Filing Company, and Relationship Between Reorganized Company and Corporate Group of Filing Company within the Corporate Group of Filing Company

(i)   Overview of corporate group of the filing company

A.   Overview of the filing company

(1) Trade name	Hirogin Holdings, Inc.

(2) Business description

1.                                     Business management of banks and other companies that a bank holding company may have as its subsidiaries pursuant to the Banking Act and any other business activities incidental or related thereto.

2.                                     In addition to those described in the above item, business activities that a bank holding company may engage in pursuant to the Banking Act.

(3) Location of head office	1-1-7, Nishikaniya, Minami-ku, Hiroshima-shi

(4) Representatives and officers to assume office	Chairman	Koji Ikeda	(Current Chairman of The Hiroshima Bank)

	President	Toshio Heya	(Current President of The Hiroshima Bank)

	Director	Akira Ogi	(Current Director & Senior Managing Executive Officer of The Hiroshima Bank)

	Director	Kazuo Kiyomune	(Current Managing Executive Officer of The Hiroshima Bank)

	Director	Fumitsugu Kariyada	(Current Managing Executive Officer of The Hiroshima Bank)

	Director (Audit and supervisory committee member)	Hitoshi Katayama	(Current Company Auditor of The Hiroshima Bank)

	Director (Audit and supervisory committee member)	Kaori Maeda	(Current Outside Director of The Hiroshima Bank)

	Director (Audit and supervisory committee member)	Yoshinori Takahashi	(Current Outside Company Auditor of The Hiroshima Bank)

	Director (Audit and supervisory committee member)	Satoshi Miura	(Current Outside Director of The Hiroshima Bank)

(5) Stated capital	60,000 million yen

(6) Net assets (Consolidated)	Not yet determined

(7) Total assets (Consolidated)	Not yet determined

(8) Fiscal year end	March 31

(Note)

1.                                     Among the directors (audit and supervisory committee members), Kaori Maeda, Yoshinori Takahashi, and Satoshi Miura are outside directors as provided in Article 2, item (xv) of the Companies Act.

2.                                     Director Kaori Maeda’s name on her family register is Kaori Aibara.

B.           Overview of corporate group of the filing company

Since the Company is a newly incorporated company, no corporate group exists as of the filing date hereof.  As of October 1, 2020, the overview of the corporate group is planned to be as follows:

<Business organization chart>

The status of the Company and the Hiroshima Bank after the incorporation of the Company is shown below.

The Hiroshima Bank has decided to incorporate the Company, which will be the wholly owning parent company incorporated in a share transfer, through the Share Transfer as of October 1, 2020 (scheduled), on the assumption that approval at the annual shareholders meeting to be held on June 25, 2020 and permits and approval from the relevant authorities will be obtained.

				Voting	Concurrent holding of positions by officers, etc.
Company name	Address	Stated capital (million yen)	Business description	rights holding ratio (%)	Officers of the Company (persons)	Employees of the Company (persons)	Financial support	Business transactions	Lease of facilities
(Consolidated subsidiary) The Hiroshima Bank, Ltd.	Hiroshima-shi, Hiroshima	54,573	Banking	100.00	4 (scheduled)	Not yet determined	Not yet determined	Not yet determined	Not yet determined

(Note)

1.                                     The Hiroshima Bank is a company required to submit annual securities reports.

2.                                     The Hiroshima Bank is planned to be a specified subsidiary of the Company.

3.                                     As of the incorporation date of the Company in conjunction with the Share Transfer (October 1,2020), the Hiroshima Bank will be the Company’s wholly owned subsidiary company resulting from a share transfer and will be delisted as of September 29, 2020.

After the incorporation of the Company in conjunction with the Share Transfer, the Hiroshima Bank will be a wholly owned subsidiary company of the Company.  The status of the related companies of the Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, as of the last day of the latest fiscal year (March 31, 2020) is as follows:

Status of related companies

					Details of relationship with the Hiroshima Bank
Name	Address	Stated capital or capital contribution (million yen)	Details of major business	Voting rights holding ratio (%)	Concurrent holding of positions by officers, etc. (persons)		Financial support	Business transactions	Lease of facilities	Business Alliance
(Consolidated subsidiary)
Hirogin Business Service Co., Ltd.	Minami-ku, Hiroshima-shi	20	Evaluation service for real-estate collateral, and consolidated accounting, printing, and bookbinding operations	100.00	2	(1)	—	Deposit transactions	Renting part of the Hiroshima Bank’s building	Evaluation service for real-estate collateral, and operations such as consolidated accounting, printing, and bookbinding
Hirogin Securities Co., Ltd.	Naka-ku, Hiroshima-shi	5,000	Financial instruments operations	100.00	2	(2)	—	Deposit transactions Loan	Renting part of the Hiroshima Bank’s building	Customer referral operations, financial instruments intermediary operations
Shimanami Servicer Co., Ltd.	Naka-ku, Hiroshima-shi	500	Debt management and collection operations	100.00	3	(1)	—	Deposit transactions	—	Debt management and collection operations
Hirogin REIT Management Co., Ltd.	Minami-ku, Hiroshima-shi	150	Asset management operations	100.00	2 (	-)	—	Deposit transactions	Renting part of the Hiroshima Bank’s building	Asset management operations for investment corporations
Hirogin Card Service Co., Ltd.	Naka-ku, Hiroshima-shi	80	Credit card issuance operations, credit guarantee operations for customer loans, etc.	100.00	2	(1)	—	Deposit transactions Loan	—	Credit card issuance operations, etc., credit guarantee operations for customer loans, etc., customer referral operations

Hirogin Guarantee Co., Ltd.	Naka-ku, Hiroshima-shi	30	Credit guarantee operations for housing loans, etc.	100.00	2	(1)	—	Deposit transactions	—	Credit guarantee operations for housing loans, etc.
(Equity method affiliate)
Hirogin Lease Co., Ltd.	Naka-ku, Hiroshima-shi	2,070	Leasing and auto leasing operations	20.00	1 (	-)	—	Deposit transactions Loan Underwriting bonds	Renting part of the Hiroshima Bank’s building	Customer referral operations

(Note)

1.                                     No related companies above are specified subsidiaries.

2                                        No related companies above have submitted annual securities reports (or securities registration statements).

3.                                     The parenthesized numbers in the columns of “Concurrent holding of positions by officers, etc.” in “Details of relationship with the Hiroshima Bank” indicate the numbers of officers of the Hiroshima Bank (included in the total numbers).

4.                                     The Hiroshima Bank newly incorporated Hirogin Capital Partners, Co., Ltd. as of April 1, 2020 and includes it in the scope of the consolidation.

(ii)                                 Relationship between the reorganized company and corporate group of the filing company within the corporate group of the filing company

A.                                   Capital relationships

Through the Share Transfer, it is planned that the Hiroshima Bank will become a wholly owned subsidiary company of the Company.  Please refer to the statements in “(i) Overview of corporate group of the filing company, B. Overview of corporate group of the filing company” above.

B.                                   Relationships of concurrent officers

Directors of the Company will concurrently serve as directors of the Hiroshima Bank and each of the group companies.  Please refer to the statements in “(i) Overview of corporate group of the filing company, B. Overview of corporate group of the filing company” above.

C.                               Business relationships

For the business relationships between the Company and the Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, please refer to the statements in “(i) Overview of corporate group of the filing company, B. Overview of corporate group of the filing company” above.

2.                                     Overview of Companies Affected by the Reorganization

Not applicable.

3.                                     Agreements Relating to the Reorganization

(1)                                Overview of the Substance of the Agreement Concerning the Reorganization

The Hiroshima Bank approved a share transfer plan to conduct the Share Transfer under which the Company will be the wholly owning parent company incorporated in a share transfer and the Hiroshima Bank will be the wholly owned subsidiary company resulting from a share transfer on October 1, 2020 (scheduled) (the “Share Transfer Plan”), on the assumption that approval at the annual shareholders meeting of the Hiroshima Bank and the permits or approval of the relevant authorities will be obtained, at the board of directors meeting of the Hiroshima Bank held on May 12, 2020.

The Company will allocate and deliver one common share of the Company per each of the Hiroshima Bank’s common shares pursuant to the Share Transfer Plan.  Under the Share Transfer Plan, it is planned that the Hiroshima Bank will request resolutions regarding approval for the Share Transfer Plan and matters necessary for the Share Transfer at its annual shareholders meeting to be held on June 25, 2020.  In addition, the Share Transfer Plan provides the trade name of the Company, the location of the head office, officers, the amounts of stated capital and reserves, stock listing, the administrator of its shareholder registry, and other related matters (for details, please refer to the statements in “(2) Details of the Share Transfer Plan” below).

(2)                                Details of the Share Transfer Plan

The contents of the Share Transfer Plan are as stated in the “Share Transfer Plan (Copy)” below.

Share Transfer Plan (Copy)

The Hiroshima Bank, Ltd. (the “Bank”) establishes a share transfer plan (the “Plan”) as follows, to conduct a share transfer for the purpose of incorporating a wholly owning parent company incorporated in the share transfer (the “Holding Company”). As the result, the Bank will become the wholly owned subsidiary company resulting from the share transfer.

Article 1                                                (Share Transfer)

The Bank will, pursuant to the provisions of this Plan, conduct a share transfer in which all the issued shares of the Bank will be acquired by the Holding Company by means of sole share transfer on the Incorporation Date of the Holding Company (as defined in Article 7) (the “Share Transfer”).

Article 2                                                  (Purpose, Trade Name, Location of Head Office, Total Number of Authorized Shares, and Other Matters Set Forth in Articles of Incorporation of the Holding Company)

1.                                     The purpose, trade name, location of the head office, and total number of authorized shares of the Holding Company shall be as specified below.

(1)                                Purpose

The purpose of the Holding Company shall be as stated in Article 2 of the “Articles of Incorporation of Hirogin Holdings, Inc.” attached hereto as Exhibit 1.

(2)                                Trade name

The trade name of the Holding Company shall be “Kabushiki Kaisha Hirogin Holdings,” and the name in English shall be “Hirogin Holdings, Inc.”

(3)                                Location of the head office

The head office of the Holding Company shall be located in Hiroshima City, and the address of the head office shall be 1-1-7, Nishikaniya, Minami-ku, Hiroshima-shi.

(4)                                Total number of authorized shares

The total number of authorized shares of the Holding Company shall be 1 billion shares.

2.                                     In addition to the provisions of the preceding paragraph, the matters set forth in the articles of incorporation of the Holding Company shall be as stated in the “Articles of Incorporation of Hirogin Holdings, Inc.” attached hereto as Exhibit 1.

Article 3                                                  (Names of Directors at Incorporation and Financial Auditor at Incorporation of the Holding Company)

1.                                     The names of the directors at incorporation (excluding the directors at incorporation who are audit and supervisory committee members at incorporation) of the Holding Company shall be as follows.

(1)                                Director Koji Ikeda

(2)                                Director Toshio Heya

(3)                                Director Akira Ogi

(4)                                Director Kazuo Kiyomune

(5)                                Director Fumitsugu Kariyada

2.                                     The names of the directors at incorporation who are audit and supervisory committee members at incorporation of the Holding Company shall be as follows.

(1)                                Director Hitoshi Katayama

(2)                                Outside Director Kaori Maeda

(3)                                Outside Director Yoshinori Takahashi

(4)                                Outside Director Satoshi Miura

3.                                     The name of the financial auditor at incorporation of the Holding Company shall be as follows.

KPMG AZSA LLC

Article 4                                                 (Shares to be Delivered Upon Share Transfer and Allotment Thereof)

1.                                     The Holding Company shall, upon the Share Transfer, deliver to the shareholders of the Bank as of the time immediately prior to the time when the Holding Company acquires all the issued shares of the Bank (the “Recode Time”), the Holding Company’s common shares in a number equivalent to the sum obtained by multiplying the total number of shares of the Bank’s common share issued as of the Recode Time by 1, in exchange for the shares of the Bank’s common share held by the above-mentioned shareholders.

2.                                     The Holding Company shall allot to the shareholders of the Bank as of the Recode Time, the Holding Company’s common shares delivered pursuant to the preceding paragraph in the proportion of one Holding Company’s common share to one Bank’s common share held by the above-mentioned shareholders.

Article 5                                                (Matters Related to Stated Capital and Reserves of the Holding Company)

The amounts of the stated capital and reserves at incorporation of the Holding Company shall be as follows.

(1)                                Amount of the stated capital

60 billion yen

(2)                                Amount of the capital reserve

15 billion yen

(3)                                Amount of the retained earnings reserve

0 yen

Article 6                                                  (Stock Acquisition Rights to be Delivered Upon Share Transfer and Allotment Thereof)

1.                                     The Holding Company shall, upon the Share Transfer, deliver to the holders of stock acquisition rights of each of the stock acquisition rights issued by the Bank as specified in Column 1 of (i) through (vii) of the table below as of the Recode Time, stock acquisition rights of the Holding Company as specified in Column 2, respectively, in a number equal to the total number of the stock acquisition rights of the Bank held by the above-mentioned holders of stock acquisition rights as of the Recode Time, in exchange for the stock acquisition rights of the Bank held by the above-mentioned holders of stock acquisition rights.

	Column 1		Column 2
	Name	Details	Name	Details
(i)	The Hiroshima Bank, Ltd. 1st Series Stock Acquisition Rights	Stated in Exhibit 2-(i)-1	Hirogin Holdings, Inc. 1st Series Stock Acquisition Rights	Stated in Exhibit 2-(i)-2
(ii)	The Hiroshima Bank, Ltd. 2nd Series Stock Acquisition Rights	Stated in Exhibit 2-(ii)-1	Hirogin Holdings, Inc. 2nd Series Stock Acquisition Rights	Stated in Exhibit 2-(ii)-2
(iii)	The Hiroshima Bank, Ltd. 3rd Series Stock Acquisition Rights	Stated in Exhibit 2-(iii)-1	Hirogin Holdings, Inc. 3rd Series Stock Acquisition Rights	Stated in Exhibit 2-(iii)-2
(iv)	The Hiroshima Bank, Ltd. 4th Series Stock Acquisition Rights	Stated in Exhibit 2-(iv)-1	Hirogin Holdings, Inc. 4th Series Stock Acquisition Rights	Stated in Exhibit 2-(iv)-2
(v)	The Hiroshima Bank, Ltd. 5th Series Stock Acquisition Rights	Stated in Exhibit 2-(v)-1	Hirogin Holdings, Inc. 5th Series Stock Acquisition Rights	Stated in Exhibit 2-(v)-2
(vi)	The Hiroshima Bank, Ltd. 6th Series Stock Acquisition Rights	Stated in Exhibit 2-(vi)-1	Hirogin Holdings, Inc. 6th Series Stock Acquisition Rights	Stated in Exhibit 2-(vi)-2
(vii)	The Hiroshima Bank, Ltd. 7th Series Stock Acquisition Rights	Stated in Exhibit 2-(vii)-1	Hirogin Holdings, Inc. 7th Series Stock Acquisition Rights	Stated in Exhibit 2-(vii)-2

2.                                     The Holding Company shall, upon the Share Transfer, allot to the holders of stock acquisition rights of the Bank as of the Recode Time, one stock acquisition right specified in Column 2 of

(i) through (vii) of the table in the preceding paragraph, respectively, for one stock acquisition right specified in Column 1 held by the above-mentioned holder of stock acquisition rights.

Article 7                                                (Incorporation Date of the Holding Company)

The date for registering incorporation of the Holding Company (the “Incorporation Date of the Holdings Company”) shall be October 1, 2020; provided however, that, the Incorporation Date of the Holding Company may be changed by a resolution of the board of directors of the Bank if so required due to the necessity in the progress of the procedures for the Share Transfer or any other reason.

Article 8                                                (Shareholders Meeting for Approval of this Plan)

The Bank shall convene an annual shareholders meeting to be held on June 25, 2020, and shall seek resolutions for approval of this Plan and for matters necessary for the Share Transfer; provided, however, that, the date of the shareholders meeting may be changed by a resolution of the board of directors of the Bank if so required due to the necessity in the progress of the procedures for the Share Transfer or any other reason.

Article 9                                                (Exchange for Listing of Securities of the Holding Company)

It is planned that the Holding Company will list its issued common share on the First Section of Tokyo Stock Exchange, Inc. on the Incorporation Date of the Holding Company.

Article 10                                          (Shareholder Register Administrator of the Holding Company)

The shareholder register administrator of the Holding Company shall be Mitsubishi UFJ Trust and Banking Corporation.

Article 11                                          (Cancellation of Treasury Shares)

The Bank shall, by a resolution of a board of directors meeting to be held on or before the day immediately preceding the Incorporation Date of the Holding Company, cancel the treasury shares held by the Bank that are practically cancelable (including the treasury shares acquired through purchasing shares by execution of the appraisal right in accordance with Article 806, paragraph (1) of the Companies Act that may be exercised upon the Share Transfer) by the Recode Time.

Article 12                                          (Effect of this Plan)

This Plan shall cease to be effective if resolutions for approval of this Plan and for matters necessary for the Share Transfer are not adopted at the shareholders meeting of the Bank as set forth in Article 8, if any permit or approval of the relevant authorities set forth in domestic or foreign laws or regulations (including, but not limited to, authorization set forth in Article 52-17 of the Banking Act for the Share Transfer) is not obtained for the Share Transfer by the Incorporation Date of the Holding Company, or if the Share Transfer is discontinued based on the following Article.

Article 13                                          (Change, etc., of this Plan)

During the period from the preparation of this Plan to the Incorporation Date of the Holding Company, if any material change occurs in the Bank’s financial or management condition due to an act of God or any other event, if any event occurs that significantly hinders the implementation of the Share Transfer, or if it otherwise becomes difficult to achieve the purpose of this Plan, the conditions for the Share Transfer or other details of this Plan may be changed, or the Share Transfer may be discontinued, by a resolution of the board of directors of the Bank.

Article 14                                          (Matters Not Specified Herein)

In addition to the matters specified in this Plan, matters necessary for the Share Transfer shall be decided by the Bank in accordance with the purpose of the Share Transfer.

May 12, 2020

The Hiroshima Bank, Ltd.
1-3-8 Kamiyacho, Naka-ku, Hiroshima-shi, Hiroshima
Toshio Heya, President

Exhibit 1 of the Share Transfer Plan

Articles of Incorporation of Hirogin Holdings, Inc.

Chapter 1                                        General Provisions

Article 1                                                (Trade Name)

The Company shall be called “Kabushiki Kaisha Hirogin Holdings,” and the name in English shall be “Hirogin Holdings, Inc.”

Article 2                                                (Purposes)

The purposes of the Company, as a bank holding company, shall be to engage in the following business:

(1)                                business management of banks and other companies that the Company may have as its subsidiaries pursuant to the Banking Act and any other business activities incidental or related thereto; and

(2)                                other business activities that a bank holding company may engage in pursuant to the Banking Act.

Article 3                                                (Location of the Head Office)

The head office of the Company shall be located in Hiroshima-shi, Hiroshima.

Article 4                                                (Organs)

The Company shall have the following organs, in addition to a shareholders meeting and directors:

(1)                                a board of directors;

(2)                                an audit and supervisory committee; and

(3)                                a financial auditor.

Article 5                                                (Method of Public Notice)

Public notices of the Company shall be given through electronic public notices; provided, however, that, if a public notice is unable to be given through an electronic public notice due to an accident or other unavoidable circumstances, it shall be given in the Nihon Keizai Shimbun and the Chugoku Shimbun issued in Hiroshima-shi.

Chapter 2                                        Shares

Article 6                                                (Total Number of Authorized Shares)

The total number of authorized shares shall be a billion (1,000,000,000) shares.

Article 7                                                (Acquisition of Own Shares)

The Company may acquire own shares by market transactions, etc., by a resolution of the board of directors pursuant to Article 165, paragraph (2) of the Companies Act.

Article 8                                                (Share Unit)

The share unit of the Company shall be a hundred (100) shares.

Article 9                                                (Additional Purchase of Shares Less Than One Unit)

Pursuant to the provisions of the Share Handling Regulations, the Company’s shareholders may demand that the Company sell them the number of shares that would constitute one share unit together with their shares less than one unit.

Article 10                                          (Rights Concerning Shares Less Than One Unit)

The Company’s shareholders may not exercise rights other than the following rights with respect to their shares less than one unit:

(1)                                The rights set forth in the items of Article 189, paragraph (2) of the Companies Act;

(2)                                The right of demand under Article 166, paragraph (1) of the Companies Act;

(3)                                The right to be allotted shares for subscription and stock acquisition rights for subscription, according to the number of shares held by the relevant shareholder; and

(4)                                The right to demand sale of shares less than one unit under the preceding Article.

Article 11                                          (Shareholder Register Administrator)

1.                                     The Company shall have a shareholder register administrator.

2.                                     The shareholder register administrator and its place of business shall be designated by a resolution of the board of directors and a public notice thereof shall be issued.

3.                                     The Company shall entrust the shareholder register administrator with preparing, keeping, and otherwise administering its shareholder register and stock acquisition right register, which the Company shall not handle.

Article 12                                          (Share Handling Regulations)

Handling and fees concerning the Company’s shares and stock acquisition rights shall be pursuant to the Share Handling Regulations provided by the board of directors, in addition to applicable laws and regulations or these Articles of Incorporation.

Chapter 3                                        Shareholders Meeting

Article 13                                          (Convocation)

An annual shareholders meeting of the Company shall be convened within three (3) months after the end of each business year.  An extraordinary shareholders meeting of the Company shall be convened as necessary.

Article 14                                          (Record Date)

The Company shall treat the shareholders with voting rights recorded in the latest shareholder register as of March 31 of each year as shareholders entitled to exercise their rights at the annual shareholders meeting for the relevant business year.

Article 15                                          (Convener and Chairperson)

1.                                     Unless otherwise provided in applicable laws or regulations, the President shall convene a shareholders meeting pursuant to a resolution of the board of directors, and act as the chairperson of the meeting.

2.                                     If the President is unable to so act due to an accident, one of the other directors shall convene a shareholders meeting and act as its chairperson in the order of priority predetermined by the board of directors.

Article 16                                           (Disclosure via the Internet and Deemed Provision of Reference Documents, etc., for a Shareholders Meeting)

In convening a shareholders meeting, the Company may deem that it has provided the shareholders with information related to matters to be stated or indicated in the reference documents for the shareholders meeting, business reports, financial statements, and consolidated financial statements by disclosing it by a method using the Internet in accordance with the ordinance of the Ministry of Justice.

Article 17                                          (Method of a Resolution)

1.                                     Unless otherwise provided in applicable laws or regulations or these Articles of Incorporation, a resolution at a shareholders meeting shall be passed by a majority of the voting rights of the shareholders present at the meeting and entitled to exercise their voting rights.

2.                                     The resolutions provided in Article 309, paragraph (2) of the Companies Act shall be passed by two-thirds or more of the voting rights of the shareholders present at the meeting where the shareholders holding one-third or more of the voting rights of the shareholders entitled to exercise their voting rights are present.

Article 18                                          (Voting by Proxy)

1.                                     Shareholders may exercise their voting rights through a proxy, who shall be another shareholder of the Company with voting rights.

2.                                     In the case provided in the preceding paragraph, the shareholder or the proxy shall submit to the Company a document evidencing the proxy authority for each shareholders meeting.

Chapter 4                                        Directors and the Board of Directors

Article 19                                          (Number of Directors)

1.                                     The Company shall have ten (10) or less directors (excluding directors who are the audit and supervisory committee members).

2.                                     The Company shall have five (5) or less directors who are the audit and supervisory committee members.

Article 20                                          (Election of Directors)

1.                                     Directors shall be elected at a shareholders meeting by distinguishing directors who are the audit and supervisory committee members and other directors.  Resolutions to elect directors shall be passed by a majority of the voting rights of the shareholders present at the meeting where the shareholders holding one-third or more of the voting rights of the shareholders entitled to exercise their voting rights are present.

2.                                     No cumulative voting shall be used in the election of directors.

Article 21                                          (Term of Office of Directors)

1.                                     The term of office of directors of the Company (excluding directors who are the audit and supervisory committee members) shall expire at the closing of the annual shareholders meeting that relates to the latest business year ending within one (1) year after their election to office.

2.                                     The term of office of directors who are the audit and supervisory committee members shall expire at the closing of the annual shareholders meeting that relates to the latest business year ending within two (2) years after their election to office.

3.                                     When electing a substitute for a director who was an audit and supervisory committee member and resigned before expiry of the term of office, the term of office of the director who is an audit and supervisory committee member and elected as the substitute shall expire at the time when the term of office of the resigned director who was an audit and supervisory committee member expires.

4.                                     When passing a resolution to pre-elect a substitute director who is an audit and supervisory committee member, the resolution shall cease to be effective at the commencement of the annual shareholders meeting related to the latest business year ending within two (2) years after his or her election to office.

Article 22                                          (Representative Directors and Directors with Special Titles)

1.                                     The board of directors shall, by its resolution, appoint representative director(s) from among the directors (excluding directors who are the audit and supervisory committee members) .

2.                                     The board of directors may, by its resolution, appoint one (1) Chairman, one (1) President, several Vice Presidents, several Senior Managing Directors and several Managing Directors from among the directors (excluding directors who are the audit and supervisory committee members).

Article 23                                          (Remuneration, etc., of Directors)

Remuneration, bonuses, or other economic benefits to be paid to directors by the Company as consideration for the performance of their duties (the “Remuneration, etc.”) shall be determined by a resolution at a shareholders meeting by distinguishing directors who are the audit and supervisory committee members and other directors.

Article 24                                          (Limiting Liability Agreement with Directors)

Pursuant to Article 427, paragraph (1) of the Companies Act, the Company may enter into agreements with directors (excluding those who are executive directors, etc.) to limit the liability for damages arising as a result of their neglecting of duties; provided, however, that, the limit of the liability amount under the agreements shall be the minimum liability amount provided by applicable laws and regulations.

Article 25                                          (Convener and Chairperson of a Board of Directors Meeting)

1.                                     Unless otherwise provided by applicable laws or regulations, the Chairman shall convene a board of directors meeting and act as its chairperson.

2.                                     If the Chairman is unable to so act due to an accident, one of the other directors shall convene a board of directors meeting and act as its chairperson in the order of priority predetermined by the board of directors.

Article 26                                          (Notice of Convocation of a Board of Directors Meeting)

1.                                     A notice of convocation of the board of directors meeting shall be dispatched to each director no later than three (3) days prior to the date of the meeting; provided, however, that, in the case of an emergency, such period may be shortened.

2.                                     A board of directors meeting may be held without the procedures of convocation if the consent of all directors is obtained.

Article 27                                          (Regulations of the Board of Directors)

Matters concerning the board of directors shall be pursuant to the Regulations of the Board of Directors provided by the board of directors, in addition to applicable laws and regulations or these Articles of Incorporation.

Article 28                                          (Omission of a Resolution of the Board of Directors)

If all directors (limited to those who are entitled to participate in votes with respect to the relevant matter) agree to a matter for resolution of the board of directors in writing or in an electromagnetic record, the Company shall deem that the board of directors has passed a resolution to approve the matter for resolution.

Article 29                                          (Delegation of Decisions on Execution of Important Operations)

Pursuant to Article 399-13, paragraph (6) of the Companies Act, the Company may delegate to directors all or part of decisions on execution of important operations (excluding matters set forth in the items of paragraph (5) of the same Article) by a resolution of the board of directors.

Chapter 5                                        Audit and Supervisory Committee

Article 30                                          (Full-time Audit and Supervisory Committee Members)

The audit and supervisory committee may, by its resolution, appoint its full-time audit and supervisory committee members from among the audit and supervisory committee members.

Article 31                                          (Convocation of an Audit and Supervisory Committee Meeting)

1.                                     A notice of convocation of an audit and supervisory committee meeting shall be dispatched to each audit and supervisory committee member no later than three (3) days prior to the date of the meeting; provided, however, that, in the case of an emergency, such period may be shortened.

2.                                     An audit and supervisory committee meeting may be held without the procedures of convocation if the consent of all the audit and supervisory committee members is obtained.

Article 32                                          (Regulations of the Audit and Supervisory Committee)

Matters concerning the audit and supervisory committee shall be pursuant to the Regulations of the Audit and Supervisory Committee provided by the audit and supervisory committee, in addition to applicable laws and regulations or these Articles of Incorporation.

Chapter 6                                        Financial Auditor

Article 33                                          (Election of Financial Auditor)

Financial auditor shall be elected by a resolution at a shareholders meeting.

Article 34                                          (Term of Office of Financial Auditor)

1.                                     The term of office of financial auditor shall expire at the closing of the annual shareholders meeting that relates to the latest business year ending within one (1) year after their election to office.

2.                                     Unless otherwise resolved at the annual shareholders meeting under the preceding paragraph, a financial auditor is deemed to have been re-elected at the annual shareholders meeting.

Article 35                                          (Remuneration of Financial Auditor)

Remuneration, etc., of financial auditor shall be determined by the representative director(s) with the consent of the audit and supervisory committee.

Chapter 7                                        Accounting

Article 36                                          (Business Year)

The business year of the Company shall be one (1) year from April 1 of each year to March 31 of the following year.

Article 37                                          (Organ to Decide on Dividends of Surplus)

Unless otherwise provided in applicable laws or regulations, the Company may decide on matters set forth in the items of Article 459, paragraph (1) of the Companies Act by a resolution of the board of directors.

Article 38                                          (Record Date for Dividends of Surplus)

1.                                     The record date for year-end dividends of the Company shall be March 31 of each year.

2.                                     The record date for interim dividends of the Company shall be September 30 of each year.

3.                                     In addition to the preceding two (2) paragraphs, the Company may pay dividends of surplus by setting a record date.

Article 39                                          (Exclusion Period)

If the dividend property is money, the Company shall be released from its obligation to pay the dividends that have not been received after the lapse of five (5) years from the date of the commencement of the payment.

Supplementary Provisions

Article 1                                                (Initial Business Year)

Notwithstanding the provisions of Article 36, the initial business year of the Company shall be for the period from the date of its incorporation to March 31, 2021.

Article 2                                                (Initial Remuneration, etc., of Directors)

1.                                     Notwithstanding the provisions of Article 23, the total amount of the Remuneration, etc., that is provided in money to directors (excluding directors who are audit and supervisory committee members) for the period from the date of incorporation of the Company to the closing of the first annual shareholders meeting shall be two hundred million (200,000,000) yen or less per year (not including the portion of employee’s salary payable to directors who concurrently serve as employees).

2.                                     Notwithstanding the provisions of Article 23, the total amount of the Remuneration, etc., that is provided in money to directors who are audit and supervisory committee members for the period from the date of incorporation of the Company to the closing of the first annual shareholders meeting shall be a hundred million (100,000,000) yen or less per year.

3.                                     Notwithstanding the provisions of Article 23, the substance of the Remuneration, etc., of the Company’s directors (excluding those who are non-residents of Japan, outside directors, and directors who are audit and supervisory committee members) and executive officers (excluding those who are non-residents of Japan; the “Directors, etc., of the Company”) subject to the stock compensation plan (the “Plan”) covering the period from the date of incorporation of the Company to the business year ending on March 31, 2023 shall be as follows.  Remuneration under the Plan shall be separate from the Remuneration, etc., provided in paragraph 1 of this Article 2.  Under the Plan, the Remuneration, etc., of directors (excluding those who are non-residents of Japan and outside directors) and executive officers (excluding those who are non-residents of Japan) of The Hiroshima Bank, Ltd. (“Hiroshima Bank”) (the “Directors, etc., of Hiroshima Bank”; together with the Directors, etc., of the Company, the “Subject Directors, etc.”) shall be managed in an integrated manner.

(1)                                Upper limit on money contributed by the Company

The Plan will be introduced for the period from the business year ending on March 31, 2021 to the business year ending on March 31, 2023, and the Company and Hiroshima Bank shall contribute money in the amount of not more than nine hundred million (900,000,000) yen in total as the remuneration of the Subject Directors, etc., and shall establish a trust (the “Trust”) whose trust period will be three (3) years and whose beneficiaries will be the Subject Directors, etc., who satisfy the requirements for beneficiaries.  The Trust will acquire the Company shares using the remuneration amount of the Subject Directors, etc., contributed by the Company and Hiroshima Bank and will deliver the Company shares to the Subject Directors, etc., who satisfy the requirements for beneficiaries as stated in (2) and (3) below.

(2)                                Calculation method of and upper limit on the number of the Company shares to be delivered to the Subject Directors, etc.

During the trust period, a certain number of points will be granted to the Subject Directors, etc., on a monthly basis depending on their positions.  When a Subject Director, etc., resigns from office, the Company shares equivalent to the accumulated number of points (“Accumulated Points”) will be delivered from the Trust.  One point will be exchanged for one share, and the upper limit on the number of the Company shares to be delivered to the Subject Directors, etc., shall be 2,600,000 shares in total.  However, if any event occurs where it is considered fair to adjust the Accumulated Points, such as a share split or consolidation of shares, during the trust period, an adjustment shall be made on the number of shares for one point and the upper limit on the number of shares to be delivered, depending on the split ratio or the consolidation ratio.

(3)                                Timing of delivery of shares to the Subject Directors, etc.

When an Subject Director, etc., who satisfies the requirements for beneficiaries resigns from office, the Company shares (shares less than one unit shall be rounded up) equivalent to a certain ratio of his/her Accumulated Points shall be delivered from the Trust to the Subject Director, etc.  Regarding the Company shares equivalent to the remaining Accumulated Points, the Subject Director, etc., shall convert these shares into cash within the Trust and shall receive an amount of money equivalent to the conversion value.  If any Subject Director, etc., who may satisfy the requirements for beneficiaries remains in office at the time of expiry of the trust period, no points will subsequently be granted to the Subject Director, etc., but the trust period for the Trust may be extended until the delivery of shares to the Subject Director, etc., is completed.

Article 3                                                 (Deletion of the Supplementary Provisions)

1.                                     These Supplementary Provisions (excluding Article 2, paragraph 3) shall be deleted upon the closing of the first annual shareholders meeting held after the incorporation of the Company.

2.                                     Article 2, paragraph 3 of these Supplementary Provisions shall be deleted upon termination of the Plan (or, if a proposal for change or continuation of the Plan is submitted and approved by the Company’s shareholders meeting, the provision shall be deleted upon the closing of the shareholders meeting).

Exhibit 2-(i)-1

The Hiroshima Bank, Ltd. 1st Series Stock Acquisition Rights

1.                                     Name of the stock acquisition rights

The Hiroshima Bank, Ltd. 1st Series Stock Acquisition Rights

2.                                     Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 100 common shares of the Bank.

However, if the Bank conducts a share split or consolidation of common shares of the Bank, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Bank conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

The amount obtained by multiplying the option price per share calculated using the Black Scholes model on the allotment day of the stock acquisition rights by the number of the shares underlying 1 stock acquisition right shall be paid in.  However, the amount to be paid in shall be set off against the directors’ claim for remuneration to the Bank, in lieu of payment of monies, pursuant to Article 246, paragraph (2) of the Companies Act, and no monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                     Period during which the stock acquisition rights may be exercised

From July 29, 2010 to July 28, 2040

However, if the last day of the right exercise period falls on a holiday of the Bank, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Bank.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Bank may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Bank (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Bank), the Bank may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Bank will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Bank will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Bank will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Bank may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                              Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of the Bank.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of the Bank;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Bank and the holder of the stock acquisition rights, or if the board of directors of the Bank considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Bank; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Bank and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Bank conducts a merger (limited to cases where the Bank will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Bank shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                    Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                   Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                              Allotment day of stock acquisition rights

July 28, 2010

End.

Exhibit 2-(i)-2

Hirogin Holdings, Inc. 1st Series Stock Acquisition Rights

1.                                     Name of the stock acquisition rights

Hirogin Holdings, Inc. 1st Series Stock Acquisition Rights

2.                                     Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 50 common shares of the Company.

However, if the Company conducts a share split or consolidation of common shares of the Company, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

No monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                     Period during which the stock acquisition rights may be exercised

From October 1, 2020 to July 28, 2040

However, if the last day of the right exercise period falls on a holiday of the Company, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Company.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Company may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Company (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Company), the Company may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Company will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Company will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Company will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Company may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                              Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of both the Company and The Hiroshima Bank, Ltd.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of either the Company or The Hiroshima Bank, Ltd.;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Company and the holder of the stock acquisition rights, or if the board of directors of the Company considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Company; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Company and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Company conducts a merger (limited to cases where the Company will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Company shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                    Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                   Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                              Allotment day of stock acquisition rights

October 1, 2020

End.

Exhibit 2-(ii)-1

The Hiroshima Bank, Ltd. 2nd Series Stock Acquisition Rights

1.                                     Name of the stock acquisition rights

The Hiroshima Bank, Ltd. 2nd Series Stock Acquisition Rights

2.                                     Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 100 common shares of the Bank.

However, if the Bank conducts a share split or consolidation of common shares of the Bank, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Bank conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

The amount obtained by multiplying the option price per share calculated using the Black Scholes model on the allotment day of the stock acquisition rights by the number of the shares underlying 1 stock acquisition right shall be paid in.  However, the amount to be paid in shall be set off against the directors’ claim for remuneration to the Bank, in lieu of payment of monies, pursuant to Article 246, paragraph (2) of the Companies Act, and no monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                     Period during which the stock acquisition rights may be exercised

From July 28, 2011 to July 27, 2041

However, if the last day of the right exercise period falls on a holiday of the Bank, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Bank.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Bank may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Bank (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Bank), the Bank may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Bank will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Bank will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Bank will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Bank may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                              Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of the Bank.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of the Bank;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Bank and the holder of the stock acquisition rights, or if the board of directors of the Bank considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Bank; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Bank and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Bank conducts a merger (limited to cases where the Bank will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Bank shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                    Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                   Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                              Allotment day of stock acquisition rights

July 27, 2011

End.

Exhibit 2-(ii)-2

Hirogin Holdings, Inc. 2nd Series Stock Acquisition Rights

1.                                     Name of the stock acquisition rights

Hirogin Holdings, Inc. 2nd Series Stock Acquisition Rights

2.                                     Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 50 common shares of the Company.

However, if the Company conducts a share split or consolidation of common shares of the Company, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

No monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                     Period during which the stock acquisition rights may be exercised

From October 1, 2020 to July 27, 2041

However, if the last day of the right exercise period falls on a holiday of the Company, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Company.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Company may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Company (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Company), the Company may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Company will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Company will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Company will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Company may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                              Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of both the Company and The Hiroshima Bank, Ltd.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of either the Company or The Hiroshima Bank, Ltd.;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Company and the holder of the stock acquisition rights, or if the board of directors of the Company considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Company; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Company and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Company conducts a merger (limited to cases where the Company will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Company shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                    Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                   Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                              Allotment day of stock acquisition rights

October 1, 2020

End.

Exhibit 2-(iii)-1

The Hiroshima Bank, Ltd. 3rd Series Stock Acquisition Rights

1.            Name of the stock acquisition rights

The Hiroshima Bank, Ltd. 3rd Series Stock Acquisition Rights

2.            Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 100 common shares of the Bank.

However, if the Bank conducts a share split or consolidation of common shares of the Bank, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Bank conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

The amount obtained by multiplying the option price per share calculated using the Black Scholes model on the allotment day of the stock acquisition rights by the number of the shares underlying 1 stock acquisition right shall be paid in.  However, the amount to be paid in shall be set off against the directors’ claim for remuneration to the Bank, in lieu of payment of monies, pursuant to Article 246, paragraph (2) of the Companies Act, and no monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.            Period during which the stock acquisition rights may be exercised

From July 28, 2012 to July 27, 2042

However, if the last day of the right exercise period falls on a holiday of the Bank, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Bank.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Bank may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Bank (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Bank), the Bank may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Bank will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Bank will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Bank will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Bank may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.          Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of the Bank.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of the Bank;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Bank and the holder of the stock acquisition rights, or if the board of directors of the Bank considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Bank; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Bank and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Bank conducts a merger (limited to cases where the Bank will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Bank shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.            Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.            Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.          Allotment day of stock acquisition rights

July 27, 2012

End.

Exhibit 2-(iii)-2

Hirogin Holdings, Inc. 3rd Series Stock Acquisition Rights

1.            Name of the stock acquisition rights

Hirogin Holdings, Inc. 3rd Series Stock Acquisition Rights

2.            Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 50 common shares of the Company.

However, if the Company conducts a share split or consolidation of common shares of the Company, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

No monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.            Period during which the stock acquisition rights may be exercised

From October 1, 2020 to July 27, 2042

However, if the last day of the right exercise period falls on a holiday of the Company, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Company.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Company may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Company (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Company), the Company may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Company will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Company will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Company will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Company may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.          Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of both the Company and The Hiroshima Bank, Ltd.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of either the Company or The Hiroshima Bank, Ltd.;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Company and the holder of the stock acquisition rights, or if the board of directors of the Company considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Company; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Company and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Company conducts a merger (limited to cases where the Company will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Company shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.            Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                   Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.          Allotment day of stock acquisition rights

October 1, 2020

End.

Exhibit 2-(iv)-1

The Hiroshima Bank, Ltd. 4th Series Stock Acquisition Rights

1.            Name of the stock acquisition rights

The Hiroshima Bank, Ltd. 4th Series Stock Acquisition Rights

2.            Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 100 common shares of the Bank.

However, if the Bank conducts a share split or consolidation of common shares of the Bank, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Bank conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

The amount obtained by multiplying the option price per share calculated using the Black Scholes model on the allotment day of the stock acquisition rights by the number of the shares underlying 1 stock acquisition right shall be paid in.  However, the amount to be paid in shall be set off against the directors’ claim for remuneration to the Bank, in lieu of payment of monies, pursuant to Article 246, paragraph (2) of the Companies Act, and no monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.            Period during which the stock acquisition rights may be exercised

From July 26, 2013 to July 25, 2043

However, if the last day of the right exercise period falls on a holiday of the Bank, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Bank.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Bank may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Bank (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Bank), the Bank may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Bank will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Bank will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Bank will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Bank may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.          Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of the Bank.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of the Bank;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Bank and the holder of the stock acquisition rights, or if the board of directors of the Bank considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Bank; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Bank and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Bank conducts a merger (limited to cases where the Bank will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Bank shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                    Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                   Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.          Allotment day of stock acquisition rights

July 25, 2013

End.

Exhibit 2-(iv)-2

Hirogin Holdings, Inc. 4th Series Stock Acquisition Rights

1.                                     Name of the stock acquisition rights

Hirogin Holdings, Inc. 4th Series Stock Acquisition Rights

2.                                     Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 50 common shares of the Company.

However, if the Company conducts a share split or consolidation of common shares of the Company, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

No monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                     Period during which the stock acquisition rights may be exercised

From October 1, 2020 to July 25, 2043

However, if the last day of the right exercise period falls on a holiday of the Company, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                 The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                              The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Company.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Company may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Company (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Company), the Company may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Company will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Company will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Company will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Company may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                              Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of both the Company and The Hiroshima Bank, Ltd.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of either the Company or The Hiroshima Bank, Ltd.;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Company and the holder of the stock acquisition rights, or if the board of directors of the Company considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Company; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Company and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Company conducts a merger (limited to cases where the Company will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Company shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                    Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                   Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                              Allotment day of stock acquisition rights

October 1, 2020

End.

Exhibit 2-(v)-1

The Hiroshima Bank, Ltd. 5th Series Stock Acquisition Rights

1.                                     Name of the stock acquisition rights

The Hiroshima Bank, Ltd. 5th Series Stock Acquisition Rights

2.                                     Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 100 common shares of the Bank.

However, if the Bank conducts a share split or consolidation of common shares of the Bank, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Bank conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

The amount obtained by multiplying the option price per share calculated using the Black Scholes model on the allotment day of the stock acquisition rights by the number of the shares underlying 1 stock acquisition right shall be paid in.  However, the amount to be paid in shall be set off against the directors’ claim for remuneration to the Bank, in lieu of payment of monies, pursuant to Article 246, paragraph (2) of the Companies Act, and no monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                     Period during which the stock acquisition rights may be exercised

From July 31, 2014 to July 30, 2044

However, if the last day of the right exercise period falls on a holiday of the Bank, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                 The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                              The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Bank.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                 In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Bank may acquire his/her stock acquisition rights without compensation.

(ii)                              In cases where any of the following proposals is approved by the shareholders meeting of the Bank (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Bank), the Bank may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Bank will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Bank will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Bank will be a wholly owned subsidiary company.

(iii)                           In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Bank may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                              Exercise conditions for the stock acquisition rights

(i)                                 The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of the Bank.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of the Bank;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Bank and the holder of the stock acquisition rights, or if the board of directors of the Bank considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Bank; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Bank and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Bank conducts a merger (limited to cases where the Bank will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Bank shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                    Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                   Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                              Allotment day of stock acquisition rights

July 30, 2014

End.

Exhibit 2-(v)-2

Hirogin Holdings, Inc. 5th Series Stock Acquisition Rights

1.                                     Name of the stock acquisition rights

Hirogin Holdings, Inc. 5th Series Stock Acquisition Rights

2.                                     Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 50 common shares of the Company.

However, if the Company conducts a share split or consolidation of common shares of the Company, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

No monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                     Period during which the stock acquisition rights may be exercised

From October 1, 2020 to July 30, 2044

However, if the last day of the right exercise period falls on a holiday of the Company, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                 The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                              The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Company.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Company may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Company (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Company), the Company may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Company will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Company will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Company will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Company may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                              Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of both the Company and The Hiroshima Bank, Ltd.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of either the Company or The Hiroshima Bank, Ltd.;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Company and the holder of the stock acquisition rights, or if the board of directors of the Company considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Company; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Company and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Company conducts a merger (limited to cases where the Company will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Company shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                    Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                   Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                              Allotment day of stock acquisition rights

October 1, 2020

End.

Exhibit 2-(vi)-1

The Hiroshima Bank, Ltd. 6th Series Stock Acquisition Rights

1.                                     Name of the stock acquisition rights

The Hiroshima Bank, Ltd. 6th Series Stock Acquisition Rights

2.                                     Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 100 common shares of the Bank.

However, if the Bank conducts a share split or consolidation of common shares of the Bank, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Bank conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

The amount obtained by multiplying the option price per share calculated using the Black Scholes model on the allotment day of the stock acquisition rights by the number of the shares underlying 1 stock acquisition right shall be paid in.  However, the amount to be paid in shall be set off against the directors’ claim for remuneration to the Bank, in lieu of payment of monies, pursuant to Article 246, paragraph (2) of the Companies Act, and no monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                     Period during which the stock acquisition rights may be exercised

From August 1, 2015 to July 31, 2045

However, if the last day of the right exercise period falls on a holiday of the Bank, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                 The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                              The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Bank.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                 In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Bank may acquire his/her stock acquisition rights without compensation.

(ii)                              In cases where any of the following proposals is approved by the shareholders meeting of the Bank (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Bank), the Bank may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Bank will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Bank will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Bank will be a wholly owned subsidiary company.

(iii)                           In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Bank may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                              Exercise conditions for the stock acquisition rights

(i)                                 The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of the Bank.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of the Bank;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Bank and the holder of the stock acquisition rights, or if the board of directors of the Bank considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Bank; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Bank and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Bank conducts a merger (limited to cases where the Bank will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Bank shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                    Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                   Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                              Allotment day of stock acquisition rights

July 31, 2015

End.

Exhibit 2-(vi)-2

Hirogin Holdings, Inc. 6th Series Stock Acquisition Rights

1.                                     Name of the stock acquisition rights

Hirogin Holdings, Inc. 6th Series Stock Acquisition Rights

2.                                     Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 50 common shares of the Company.

However, if the Company conducts a share split or consolidation of common shares of the Company, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

No monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                     Period during which the stock acquisition rights may be exercised

From October 1, 2020 to July 31, 2045

However, if the last day of the right exercise period falls on a holiday of the Company, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                 The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                              The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Company.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Company may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Company (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Company), the Company may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Company will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Company will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Company will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Company may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                              Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of both the Company and The Hiroshima Bank, Ltd.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of either the Company or The Hiroshima Bank, Ltd.;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Company and the holder of the stock acquisition rights, or if the board of directors of the Company considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Company; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Company and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Company conducts a merger (limited to cases where the Company will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Company shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                    Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                   Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                              Allotment day of stock acquisition rights

October 1, 2020

End.

Exhibit 2-(vii)-1

The Hiroshima Bank, Ltd. 7th Series Stock Acquisition Rights

1.                                     Name of the stock acquisition rights

The Hiroshima Bank, Ltd. 7th Series Stock Acquisition Rights

2.                                     Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 100 common shares of the Bank.

However, if the Bank conducts a share split or consolidation of common shares of the Bank, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Bank conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

The amount obtained by multiplying the option price per share calculated using the Black Scholes model on the allotment day of the stock acquisition rights by the number of the shares underlying 1 stock acquisition right shall be paid in.  However, the amount to be paid in shall be set off against the directors’ claim for remuneration to the Bank, in lieu of payment of monies, pursuant to Article 246, paragraph (2) of the Companies Act, and no monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                     Period during which the stock acquisition rights may be exercised

From July 30, 2016 to July 29, 2046

However, if the last day of the right exercise period falls on a holiday of the Bank, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                 The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                              The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Bank.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                 In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Bank may acquire his/her stock acquisition rights without compensation.

(ii)                              In cases where any of the following proposals is approved by the shareholders meeting of the Bank (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Bank), the Bank may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Bank will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Bank will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Bank will be a wholly owned subsidiary company.

(iii)                           In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Bank may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                              Exercise conditions for the stock acquisition rights

(i)                                 The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of the Bank.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of the Bank;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Bank and the holder of the stock acquisition rights, or if the board of directors of the Bank considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Bank; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Bank and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Bank conducts a merger (limited to cases where the Bank will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Bank shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                    Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                   Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                              Allotment day of stock acquisition rights

July 29, 2016

End.

Exhibit 2-(vii)-2

Hirogin Holdings, Inc. 7th Series Stock Acquisition Rights

1.                                     Name of the stock acquisition rights

Hirogin Holdings, Inc. 7th Series Stock Acquisition Rights

2.                                     Class and number of the shares underlying the stock acquisition rights

The number of the shares underlying 1 stock acquisition right (the “Number of Shares Granted”) shall be 50 common shares of the Company.

However, if the Company conducts a share split or consolidation of common shares of the Company, the Number of Shares Granted shall be adjusted in accordance with the following formula:

Number of Shares Granted after adjustment =

Number of Shares Granted before adjustment × split or consolidation ratio

If the Company conducts a merger, company split, share exchange, or share transfer (collectively, “Merger, etc.”) or allots shares without contribution, or the above adjustment of the Number of Shares Granted is otherwise necessary, the Number of Shares Granted may be adjusted to a reasonable extent by considering the conditions of the Merger, etc., or allotment of shares without contribution.  However, any fraction less than 1 share resulting from the above-mentioned adjustment shall be rounded down.

3.                                     Whether monies are required to be paid in in exchange for the stock acquisition rights

No monies are required to be paid in.

4.                                     Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be the amount obtained by multiplying 1 yen, that is the amount of 1 share to be issued or transferred by the exercise of the stock acquisition rights, by the Number of Shares Granted.

5.                                     Period during which the stock acquisition rights may be exercised

From October 1, 2020 to July 29, 2046

However, if the last day of the right exercise period falls on a holiday of the Company, the immediately preceding business day shall be the last day.

6.                                     Matters concerning the stated capital and capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights

(i)                                    The amount of the stated capital to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be half of the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulation on Corporate Accounting, and any fraction less than 1 yen resulting from the calculation shall be rounded up.

(ii)                                 The amount of the capital reserve to be increased in cases where shares are issued as a result of exercising the stock acquisition rights shall be the amount obtained by subtracting the amount of the stated capital to be increased as stated in (i) above from the maximum amount of increase in the stated capital.

7.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval from the board of directors of the Company.

8.                                     Events and conditions of acquisition of the stock acquisition rights

(i)                                    In cases where the holders of the stock acquisition rights cease to meet the conditions for exercise of the rights as stated in 10. or otherwise becomes unable to exercise the rights, or he/she waives the rights, then the Company may acquire his/her stock acquisition rights without compensation.

(ii)                                 In cases where any of the following proposals is approved by the shareholders meeting of the Company (or, if no resolution by the shareholders meeting is required, a resolution for any of the following proposals is adopted by the board of directors of the Company), the Company may acquire the stock acquisition rights without compensation on a day separately decided by the board of directors:

A.                                   proposal for approval of a merger agreement under which the Company will be a disappearing company;

B.                                   proposal for approval of a company split agreement or company split plan under which the Company will be a split company; or

C.                                   proposal for approval of a share exchange agreement or share transfer plan under which the Company will be a wholly owned subsidiary company.

(iii)                              In cases where the holders of the stock acquisition rights breach the stock acquisition right allotment agreement, the Company may acquire their stock acquisition rights without compensation.

9.                                     Rounding-down of fractional shares

Any fraction of a share among the number of shares to be delivered to the holders of the stock acquisition rights shall be rounded down.

10.                              Exercise conditions for the stock acquisition rights

(i)                                    The holders of the stock acquisition rights may exercise their stock acquisition rights only for 10 days from the day immediately following the day when they lose the position as a director of both the Company and The Hiroshima Bank, Ltd.

(ii)                                 The holders of the stock acquisition rights who fall under any of the following events may not exercise their stock acquisition rights:

A.                                   if a holder of the stock acquisition rights is dismissed from the position of a director of either the Company or The Hiroshima Bank, Ltd.;

B.                                   if a holder of the stock acquisition rights falls under Article 331, paragraph (1), item (iii) or item (iv) of the Companies Act;

C.                                   if a holder of the stock acquisition rights breaches the stock acquisition right allotment agreement to be concluded between the Company and the holder of the stock acquisition rights, or if the board of directors of the Company considers that a holder of the stock acquisition rights has engaged in act(s) that significantly damage the trusted relationship with the Company; or

D.                                   if a holder of the stock acquisition rights requests that he/she waive all or part of the stock acquisition rights in writing.

(iii)                              If the holders of the stock acquisition rights exercise their stock acquisition rights, they shall exercise all of their holding stock acquisition rights at one time.

(iv)                             If the holders of the stock acquisition rights die, their heirs may exercise the stock acquisition rights.  Those heirs shall be subject to the conditions for exercise of the stock acquisition rights set forth in the agreement referred to in (v) below.

(v)                                Other conditions are pursuant to the stock acquisition right allotment agreement to be concluded between the Company and the holders of the stock acquisition rights pursuant to a resolution of the board of directors.

11.                              Matters concerning delivery of the stock acquisition rights in conjunction with organization restructuring actions

If the Company conducts a merger (limited to cases where the Company will disappear due to the merger), an absorption-type split, incorporation-type split, share exchange, or share transfer (collectively, the “Organization Restructuring Actions”), the Company shall deliver to the holders of the stock acquisition rights that remain as of the effective time of the relevant Organization Restructuring Action (the “Remaining Stock Acquisition Rights”) the stock acquisition rights of a stock company set forth in Article 236, paragraph (1), item (viii), (a) through (e) of the Companies Act (the “Restructuring Company”) pursuant to the following conditions.  In this case, the Remaining Stock Acquisition Rights shall cease to exist and the Restructuring Company shall newly issue its stock acquisition rights.  However, this shall only apply to cases where the delivery of stock acquisition rights of the Restructuring Company in accordance with the following conditions is provided in the absorption-type merger agreement, absorption-type split agreement, incorporation-type split plan, share exchange agreement, or share transfer plan:

A.                                   Number of stock acquisition rights of the Restructuring Company to be delivered

As of the effective time of the relevant Organization Restructuring Action, the number of stock acquisition rights that is the same as the number of the Remaining Stock Acquisition Rights held by the holder of the stock acquisition rights shall be delivered respectively.

B.                                   Class of shares of the Restructuring Company underlying the stock acquisition rights

Common share of the Restructuring Company.

C.                                   Number of shares of the Restructuring Company underlying the stock acquisition rights

The number of shares of the Restructuring Company underlying the stock acquisition rights shall be the number of underlying shares upon reasonable adjustment considering the conditions, etc., of the Organization Restructuring Actions.  However, any fraction less than 1 share resulting from the adjustment shall be rounded down.

D.                                   Value of property to be contributed when the stock acquisition rights are exercised

The value of property to be contributed when the stock acquisition rights are exercised shall be calculated by multiplying the value for exercising the stock acquisition rights after the organization restructuring, which is adjusted considering the conditions, etc., of the Organization Restructuring Actions, by the number of shares underlying the stock acquisition rights.

E.                                    Period during which the stock acquisition rights may be exercised

The period beginning from the later day of either (i) the commencement day of the exercise period of stock acquisition rights set forth in 5., or (ii) the effective day of the Organization Restructuring Actions, until the completion day of the period set forth in 5.

F.                                     Restriction on acquisition of the stock acquisition rights by way of transfer

Any acquisition of the stock acquisition rights by way of transfer requires approval by a resolution by the board of directors of the Restructuring Company.

G.                                   Conditions for exercising stock acquisition rights

To be determined pursuant to 10.

H.                                  Grounds for acquisition of stock acquisition rights by the Restructuring Company

To be determined pursuant to 8.

12.                              Allotment day of stock acquisition rights

October 1, 2020

End.

4.                                     Details of Allotment of Shares Upon the Reorganization and Calculation Basis therefor

[Omitted]

5.                                     Difference Between Securities Issued by the Reorganized Company and Securities Issued upon the Reorganization

(1)                                Rights of Shareholders Who Hold Shares Less Than One Unit

The articles of incorporation of the Company are planned to contain provisions to the effect that shareholders are not entitled to exercise any rights, with regard to their shares less than one unit, other than (1) the rights set forth in each item of Article 189, paragraph (2) of the Companies Act, (2) the right to make a demand pursuant to Article 166, paragraph (1) of the Companies Act, (3) the right to receive allotment of shares for subscription and allotment of stock acquisition rights for subscription in proportion to the number of shares held by the shareholder, and (4) the right to demand the sale of shares less than one unit.  On the other hand, the articles of incorporation of the Hiroshima Bank do not contain similar provisions.

(2)                                Dividends of Surplus

As long as the special provisions on distribution are effective pursuant to the applicable laws and regulations, the Company may decide on matters concerning dividends of surplus (except for the cases where it is to be arranged that the dividend property consists of any property other than money, and that no right to demand distribution of monies is to be granted to the shareholders) by a resolution of the board of directors.  On the other hand, the articles of incorporation of the Hiroshima Bank do not contain provisions corresponding to the special provisions on distribution.  Accordingly, in principle, matters concerning dividends of surplus will be decided by a resolution at a shareholders meeting.  However, since the articles of incorporation of the Hiroshima Bank provide that it may distribute dividends of surplus as provided in Article 454, paragraph (5) of the Companies Act (the “Interim Dividends”) to the shareholders or the registered pledgees of shares recorded in the latest shareholder register as of September 30 every year by a resolution of the board of directors, the Hiroshima Bank may provide matters concerning the Interim Dividends by a resolution of the board of directors.

(3)                                Right to Request Inspection of Account Books

With the Banking Act applied, the Hiroshima Bank’s shareholders do not have the right to inspect the Hiroshima Bank’s account books and the relevant materials.  However, the Company’s shareholders have the right to inspect the Company’s account books and the relevant materials as long as they satisfy certain requirements for holding shares as provided in the Companies Act.

6.                                     Rights Held by Holders of Securities Issued by the Reorganized Company

(1)                                Handling of the Reorganized Company’s Common Share

(i)                                   Method of exercising right to demand the purchase of shares

In order for the Hiroshima Bank’s shareholders to exercise, against the Hiroshima Bank, the dissenting shareholders’ appraisal rights set forth in Article 806 of the Companies Act with respect to Hiroshima Bank’s common share held by the shareholders, they are required to notify the Hiroshima Bank of their intention to dissent from the Share Transfer prior to the annual shareholders meeting scheduled to be held on June 25, 2020, and dissent from the Share Transfer at the above annual shareholders meeting.  Further, the appraisal right is required to be exercised within 20 days from the day on which the Hiroshima Bank issues a public notice under Article 161, paragraph (2) of the Act on Book-Entry Transfer of Corporate Bonds and Shares in lieu of notice under Article 806, paragraph (3) of the Companies Act within two weeks from the day of the resolution at the above annual shareholders meeting (June 25, 2020) by disclosing the number of shares relating to that appraisal rights.

(ii)                                Method of exercising voting rights

One of the methods for the Hiroshima Bank’s shareholders to exercise their voting rights is to attend the annual shareholders meeting scheduled to be held on June 25, 2020, and exercise their voting rights (a shareholder may exercise his or her voting rights through a proxy who shall be another shareholder of the Hiroshima Bank having voting rights.  In this case, the shareholder or the proxy needs to submit to the Hiroshima Bank a document evidencing the authority of proxy concerning the relevant annual shareholders meeting, which is prepared for each shareholders meeting).  The shareholders may also exercise their voting rights by mail or via the Internet.  For the exercise of voting rights by mail, it is necessary to indicate the approval or disapproval on the voting form enclosed with the convocation notice for the above annual shareholders meeting and return the voting form so that it reaches the Hiroshima Bank by 5:00 p.m. on June 24, 2020.

If neither approval nor disapproval of a proposal, or abstention from voting is indicated on a voting form, it will be treated as a manifestation of intention to approve the proposal.

For the exercise of voting rights via the Internet, it is required to access the website for exercising voting rights (https://evote.tr.mufg.jp/) and register approval or disapproval of each proposal by 5:00 p.m. on June 24, 2020 in accordance with the guidance on the screen by using the “login ID” and “tentative password” indicated in the above voting form.  Institutional investors may use the “Electronic Voting Platform” operated by ICJ, Inc., in addition to the above method.

If a shareholders exercise voting rights both by mail and via the Internet, the exercise of voting rights via the Internet will be treated as valid, regardless of the arrival time.

If shareholders exercise voting rights more than once via the Internet, the last exercise of voting rights will be treated as valid.

If shareholders hold more than one voting right, they may diversely exercise the voting rights they hold pursuant to Article 313 of the Companies Act.  Please note that the shareholders are required to notify the Hiroshima Bank that they will diversely exercise their voting rights and of the reason thereof no later than the statutory notice deadline date.  If the shareholders are not persons who hold the shares on behalf of others, the Hiroshima Bank may refuse the diverse exercise of the voting rights held by those shareholders.

(iii)                             Method of receipt of shares issued in the reorganization

The Company’s common shares issued in the Share Transfer will be allocated to the Hiroshima Bank’s shareholders as of the Record Time.  The Hiroshima Bank’s shareholders may receive the Company’s common shares by the Company’s common shares being recorded in the book-entry transfer accounts in which Hiroshima Bank’s common shares of the shareholders have been recorded.

(2)                                Handling of the Reorganized Company’s Stock Acquisition Rights and Bonds with Stock Acquisition Rights

(i)                                    Method of exercising appraisal rights

Upon the Share Transfer, no appraisal right on stock acquisition rights shall accrue regarding the stock acquisition rights that have already been issued by the Hiroshima Bank, pursuant to Article 808, paragraph (1) of the Companies Act, because the provisions in the Share Transfer Plan regarding the matters set forth in Article 773, paragraph (1), item (ix) or (x) of the Companies Act conform to the conditions set forth in Article 236, paragraph (1), item (viii) of the Companies Act that relate to those stock acquisition rights (limited to those related to (e) of that item).

As of the filing date hereof, the Hiroshima Bank has not issued bonds with stock acquisition rights.

(ii)                                 Method of receipt of stock acquisition rights issued in the reorganization

Stock acquisition rights of the Company to be issued in the Share Transfer will be allocated to the holders of the Hiroshima Bank’s stock acquisition rights as of the Record Time.  The holders of the Company’s stock acquisition rights may receive the Company’s stock acquisition rights by being entered or recorded in the Company’s stock acquisition rights register.

7.                                     Procedures Concerning the Reorganization

(1)                                Types and Outlines of Documents Kept under the Companies Act, etc., with Respect to Reorganization, and Method of Inspection of the Documents

With respect to the Share Transfer, pursuant to Article 803, paragraph (1) of the Companies Act and Article 206 of the Regulation for Enforcement of the Companies Act, the Hiroshima Bank will keep documents that contain the following contents at the Hiroshima Bank’s head office from June 4, 2020: (i) the share transfer plan; (ii) matters regarding the appropriateness of the provisions regarding the matters set forth in Article 773, paragraph (1), items (v) and (vi) of the Companies Act; (iii) matters regarding the appropriateness of the provisions regarding the matters set forth in Article 773, paragraph (1), items (ix) and (x) of the Companies Act related to the stock acquisition rights as provided in Article 808, paragraph (3), item (iii) of the Companies Act; and (iv) details of events that materially affect the status of company property, such as the disposition of material property and incurrence of material obligations, which arise after the last day of the latest fiscal year of the Hiroshima Bank.

The document referred to in (i) is the share transfer plan that was approved at the board of directors meeting of the Hiroshima Bank held on May 12, 2020.

The document referred to in (ii) is a document that explains, upon the Share Transfer, that the share transfer ratio, calculation basis thereof, and matters regarding the amounts of the stated capital and reserves of the Company set forth in the above share transfer plan are appropriate.

The document referred to in (iii) is a document which explains matters regarding the appropriateness of the provisions related to allocations of stock acquisition rights and other similar matters upon the Share Transfer.

The document referred to in (iv) is a document that explains events that materially affect the status of company property, such as the disposition of material property and incurrence of material obligations, which have arisen after the last day of the latest fiscal year of the Hiroshima Bank.

These documents may be inspected during the business hours of the Hiroshima Bank at its head office.  If, before the day on which the Share Transfer become effective, any of the matters described in (i) through (iv) above changes, a document stating matters after the change will be additionally kept.

(2)                                Method and Timetable for the Reorganization Procedures Including a Shareholders Meeting

Tuesday, March 31, 2020	Record date of the annual shareholders meeting
Tuesday, May 12, 2020	Board of directors meeting to approve the share transfer plan
Thursday, June 25, 2020 (scheduled)	Annual shareholders meeting to approve the

share transfer plan
Tuesday, September 29, 2020 (scheduled)	Date of delisting from the TSE (Hiroshima Bank)
Thursday, October 1, 2020 (scheduled)	Date on which the incorporation of the Company will be registered (the effective date)
Thursday, October 1, 2020 (scheduled)	Date on which the shares of the Company will be listed

Please note that the schedule is subject to change due to necessity in the course of the procedures of the Share Transfer or other reasons.

(3)                                Method in Which Holders of Securities Issued by the Reorganized Company Exercise Their Appraisal Right upon the Reorganization

(i)                                   Common share

In order for the Hiroshima Bank’s shareholders to exercise, against the Hiroshima Bank, the dissenting shareholders’ appraisal right set forth in Article 806 of the Companies Act with respect to the Hiroshima Bank’s common shares held by the shareholders, they are required to notify the Hiroshima Bank of their intention to dissent from the Share Transfer prior to the annual shareholders meeting scheduled to be held on June 25, 2020, and dissent from the Share Transfer at the above annual shareholders meeting.  Further, the appraisal right is required to be exercised within 20 days from the day on which the Hiroshima Bank issues a public notice under Article 161, paragraph (2) of the Act on Book-Entry Transfer of Corporate Bonds and Shares in lieu of the notice under Article 806, paragraph (3) of the Companies Act within two weeks from the day of the resolution at the above annual shareholders meeting (June 25, 2020) by disclosing the number of shares relating to that appraisal rights.

(ii)                                 Stock Acquisition Rights

Upon the Share Transfer, no appraisal right on stock acquisition rights shall accrue regarding the stock acquisition rights that have already been issued by the Hiroshima Bank, pursuant to Article 808, paragraph (1) of the Companies Act, because the provisions in the Share Transfer Plan regarding the matters set forth in Article 773, paragraph (1), item (ix) or (x) of the Companies Act conform to the conditions set forth in Article 236, paragraph (1), item (viii) of the Companies Act that relate to those stock acquisition rights (limited to those related to (e) of that item).

II.                                  INTEGRATED FINANCIAL INFORMATION

(1)                                The Company

As the Company is a newly incorporated company, there is no financial information as of the filing date hereof.

(2)                                The Company After Reorganization

As described above, there is no financial information of the Company as of the filing date hereof.  However, the consolidated performance indicators of the target company of the reorganization are considered to be reflected in the Company’s consolidated performance indicators.

(3)                                Reorganized Company

The key performance indicators of the Hiroshima Bank, which will become the wholly owned subsidiary company of the Company, in the recent consolidated fiscal years are as shown below.  Please note that the audit certification under the Financial Instruments and Exchange Act with regard to the performance indicators of the Hiroshima Bank in FY 2019 has yet to be obtained because the annual securities report has yet to be submitted.

Changes in Key Performance Indicators, etc.

Changes in Consolidated Performance Indicators, etc.

		FY 2015	FY 2016	FY 2017	FY 2018	FY 2019
		(April 1, 2015 - March 31, 2016)	(April 1, 2016 - March 31, 2017)	(April 1, 2017 - March 31, 2018)	(April 1, 2018 - March 31, 2019)	(April 1, 2019 - March 31, 2020)
Consolidated operating income	(in million yen)	134,366	138,263	124,908	121,238	127,149
Consolidated trust fees included	(in million yen)	150	183	178	152	189
Consolidated operating profit	(in million yen)	47,210	45,086	35,098	37,045	38,996
Net income attributable to owners of the parent for the period	(in million yen)	31,355	31,207	25,809	25,581	24,270
Consolidated comprehensive income	(in million yen)	17,759	5,618	37,686	15,494	557
Consolidated net assets	(in million yen)	447,919	447,138	477,748	487,391	482,057
Consolidated total assets	(in million yen)	8,200,925	8,873,264	9,052,152	8,952,671	9,438,609
Net assets per share	(in yen)	718.59	1,431.67	1,534.40	1,564.51	1,547.15
Net income per share for the period	(in yen)	50.37	100.04	82.81	82.16	77.92
Net income per share for the period after adjustment of dilutive shares	(in yen)	50.30	99.92	82.71	82.09	77.87

Capital adequacy ratio	(%)	5.4	5.0	5.2	5.4	5.1
Consolidated return on equity	(%)	7.09	6.97	5.58	5.30	5.00
Consolidated price-earnings ratio	(Multiplier)	8.15	9.45	9.67	6.86	5.78
Cash flows from operating activities	(in million yen)	177,810	365,741	Δ116,170	Δ264,177	41,247
Cash flows from investing activities	(in million yen)	113,242	187,634	380,803	192,018	3,762
Cash flows from financing activities	(in million yen)	Δ7,225	Δ16,557	Δ7,167	Δ6,008	Δ6,013
Cash and cash equivalents at the end of the year	(in million yen)	708,294	1,245,160	1,502,680	1,424,420	1,463,401
Number of employees (Average number of temporary employees (not included in the number of employees))	(persons)	3,259 (1,258)	3,264 (1,256)	3,494 (1,298)	3,478 (1,289)	3,478 (1,251)
Trust property	(in million yen)	38,569	51,672	56,153	57,451	60,160

(Note)

1.                                     Accounting treatment of consumption tax and local consumption tax in the Hiroshima Bank and its domestic consolidated subsidiaries is subject to the tax exclusion method.

2.                                     A stock consolidation in which every two common shares were consolidated into one common share was implemented as of October 1, 2017 by the resolution at the 106th term annual shareholders meeting held on June 28, 2017.  Net assets per share, net income per share for the period, and net income per share for the period after adjustment of dilutive shares are calculated as if the stock consolidation was implemented at the beginning of FY 2016.

3.                                     Capital adequacy ratio is calculated by dividing (i) the total net assets at the end of the year - stock acquisition rights at the end of the year by (ii) the total assets at the end of the year.

4.                                     The trust property amount related to trust business under the “Act on Engagement in Trust Business by Financial Institutions” is indicated in the “Trust property” column.  Among the consolidated companies, only the Hiroshima Bank engages in trust business that falls under the above category.

III.                MATERIAL AGREEMENTS BETWEEN THE ISSUER (ITS RELATED PARTIES) AND THE REORGANIZED COMPANY

Not applicable.

PART III.                                        CORPORATE INFORMATION

I.                                       OVERVIEW OF THE COMPANY

1.                                     Changes in Key Performance Indicators, etc.

Changes in key performance indicators, etc., are as listed in “PART II. INFORMATION CONCERNING REORGANIZATION (TENDER OFFER), II. INTEGRATED FINANCIAL INFORMATION” above.

2.                                     History

May 12, 2020

Hiroshima Bank resolved at its board of directors meeting to prepare a “Share Transfer Plan” which includes the incorporation of the Company by the Share Transfer, on the premise of obtaining an approval by the shareholders meeting of the Bank as well as permissions and approvals by relevant authorities.

June 25, 2020 (scheduled)

Hiroshima Bank plans to resolve at its annual shareholders meeting that it will incorporate the Company by a sole-share transfer, and that Hiroshima Bank will be a wholly owned subsidiary company of the Company.

October 1, 2020 (scheduled)	Hiroshima Bank plans to incorporate the Company by a sole-share transfer. The common shares of the Company are planned to be listed on the First Section of the Tokyo Stock Exchange.

For the history of Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, please refer to the annual securities report of Hiroshima Bank (filed on June 27, 2019).

3.                                     Details of Business

The Company plans to engage in the management and any business incidental or related thereto, of the banks and other company which is permitted under the Banking Act to make it its subsidiary.

Details of the business operations of Hiroshima Bank, which will be the wholly owned subsidiary company of the Company, as of the end of the consolidated fiscal year ended March 2020 (March 31, 2020) (however, for other descriptions that clearly note that it is a factual relationship after such date, then as of that date), are as follows.

•                              Hiroshima Bank group consists of Hiroshima Bank, nine subsidiaries, and one affiliated company, and offers financial services, focusing on banking operations.  The subsidiaries mainly engage in business services for Hiroshima Bank such as an evaluation of real-estate collateral, financial instruments operation, management and collection of debts, credit cards, and credit guarantees, for the purpose of increasing efficiency of banking services.  The affiliated company provides leasing services, etc., to respond to diversifying needs of the local community and strengthen the power to provide an integrated financial service.

<Business organization chart>

As of April 1, 2020, Hirogin Capital Partners Co., Ltd. was newly incorporated and included in the scope of consolidation.

4.                                     Status of Related Companies

The Company has no related companies as of the filing date hereof because it is a newly incorporated company.  However, for the status of related companies of the Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, please refer to “(2) Overview of Corporate Group of Filing Company, and Relationship within the Corporate Group Between Reorganized Company and Corporate Group of Filing Company, (i) Overview of corporate group of the filing company, B. Overview of corporate group of the filing company” stated in “PART II. INFORMATION CONCERNING REORGANIZATION (TENDER OFFER), I. OUTLINE OF REORGANIZATION (TENDER OFFER), 1. Purpose, etc., of the Reorganization” above.

5.                                     Status of Employees

(1)                                The Company

The Company is a newly incorporated company, thus the status of its employees is yet to be decided.

(2)                                Consolidated Company

The status of employees of Hiroshima Bank, which will be a wholly owned subsidiary company of the Company as of the end of the consolidated fiscal year ended in March 2020 (March 31, 2020), is as follows.

					As of March 31, 2020
	Banking operations		Other business services		Total
Number of Employees (persons)	3,170		308		3,478
	[1,184	]	[67	]	[1,251	]

(Note) 1.                   As Hiroshima Bank group is a sole business segment of the banking operation, the number of employees for each business division are stated.

2.              “Other business services” are the subordinate business division and finance related business division.

3.              The total number of employees is the number of persons employed, excluding 150 persons who are temporarily assigned to a company other than the consolidated company, and also do not include 1,225 fixed-term employees (shokutaku) and temporary employees after converting the employees.

4.             The average number of persons temporarily employed per year is bracketed separately from the total number of employees.

(3)                                    Status of Labor Unions

(i)                                   The Company

The Company is a newly incorporated company, thus there are no applicable matters.

(ii)                                Consolidated Company

The labor union of Hiroshima Bank is named Hiroshima Bank Labor Union, and there are 2,836 members as of March 31, 2020, including employees who are temporarily assigned to a company.  There are no labor-management matters to be noted.

II.                                  BUSINESS STATUS

1.                                     Management Policy, Management Environment and Issues to Be Addressed, etc.

The Company is a newly incorporated company, thus there are no applicable matters.

For the management policy, management environment, and issues to be addressed, etc., please refer to the annual securities report of Hiroshima Bank, which will be a wholly owned subsidiary company of the Company (filed on June 27, 2019).

2.                                     Business Risks, etc.

The Company has not been incorporated as of the filing date hereof, but because the Company will be a wholly owning parent company of Hiroshima Bank due to the Share Transfer, it is assumed that after the incorporation of the Company, the business risks, etc., of the Hiroshima Bank as of the filing date hereof are expected to be the business risks, etc., of the Company group.  The business risks, etc., of the Company group, based on those of Hiroshima Bank, are as follows.

In this paragraph, matters concerning the future are included.  Such matters have been judged by Hiroshima Bank as of the filing date hereof, unless otherwise stated herein.

(1)                                Credit Risks

The bad debts of the Company group may increase depending on the fluctuation of the global economy, domestic business condition trends, rise and decline of business sectors, and real estate prices, as well as fluctuation of stock prices and status of management, etc., of the borrowers of the Company group.

For bad debts, the Company group records allowance for doubtful accounts based on the status of the borrower of the Company group, the value of the pledged collateral, and the assumptions and estimates regarding the overall economy.  Among large-lot creditors, for credits for which the future cash flow could be reasonably estimated, the allowance for doubtful accounts is recorded using a method of cash flow estimation.

However, if the premise largely differs from when the allowance for doubtful accounts was recorded, such as by the worsening of the management status of the borrower, or a decline in collateral values, then the allowance for doubtful accounts may become insufficient and the allowance for doubtful accounts will be required to be additionally paid.

There is also a possibility of providing support to borrowers whose management status has worsened, such as by waiving credits or providing additional loans.  Moreover, it may not be practically possible to exercise collateral rights for real estate or securities, due to reasons such as a lack of liquidity or a significant decline of prices.

If these circumstances occur, the credit costs of the Company group may increase, and adversely affect the operating results and financial condition of the Company group.

(2)                                Market Risks

The Company group conducts management of various financial instruments such as securities investment, in operations related to market transactions.  These activities have risks such as the fluctuation of interest rate, exchange rate, stock price, and bond price, and if risks such as the following becomes apparent, then it may adversely affect the operating results and financial condition of the Company group.

(i)                                   Risk of interest-rate fluctuation

The Company group owns marketable bonds, such as government bonds.  If the interest rate rises in the future, the value of the portfolios of bonds such as government bonds owned by the Company group may decline, and may adversely affect the operating results and financial condition of the Company group.  In addition, if the interest rate decreases significantly, then it may not be possible to secure an appropriate interest yield.

(ii)                                 Risk of exchange-rate fluctuation

The operations of the Company group are affected by fluctuations in the exchange rate.  If the appreciation of the yen progresses, the amount of yen equivalent for transactions in foreign currencies will be reduced.  Furthermore, parts of the assets and liabilities are shown in foreign currencies, and if the amount of assets and liabilities in foreign currencies are not balanced out by the same amount for each currency, or not hedged appropriately, then it may adversely affect the operating results and financial condition of the Company group.

(iii)                              Risk of decline in stock price

The Company group owns marketable shares.  If the stock prices decline significantly, then there may be impairment or revaluation loss in owned stocks, and may adversely affect the operating results and financial condition of the Company group.

(3)                                Liquidity Risks

If the rating of Hiroshima Bank is lowered by the rating agency, the financial condition of the banks and other financial institutions in Japan worsen, including Hiroshima Bank, or if the market environment worsens, then unexpected outflow of cash and otherwise may occur, causing the possibility that it will not be possible to conduct fund and asset procurement of the Company group, that transactions will have to be conducted with unfavorable conditions, or certain transactions will not be possible.

If these circumstances occur, the profitability of the Company group’s operations related to market transactions and other operations may be decreased due to matters such as an increase of the fund procurement expenses, and thus may adversely affect the operating results and financial condition of the Company group.

(4)                                Operational Risks

(i)                                   Administrative risk

The Company group thoroughly implements strict administrative procedures based on the administrative rules of the Company group, and makes an effort to prevent administrative errors.  However, if any administrative errors occur that may lead to a significant amount of indemnification, then it may cause a material effect on the evaluation of the Company group, and adversely affect the operational result and stock price of the Company group.

(ii)                                System risk

The Company group makes an effort to safely operate the system based on the system risk management regulations of the Company group.  However, if information leakage, suspension of system operations, or malfunction occurs due to an external cyber attack, other unauthorized access, or infection with computer virus, then the operations may be suspended or damage indemnification may be incurred, also adversely affecting the operational results and stock price of the Company group.

(iii)                             Personnel risk

The Company group employs many employees, but if the retention or development of personnel is insufficient, then the competitiveness of the Company group or the efficiency of the employees may decrease.  Furthermore, if any damage occurs that is caused by actions, etc., of an employee that leads to the disrepute of the Company group, then it may adversely affect the operational results and stock price of the Company group.

(iv)                            Compliance risk

The Company group positions compliance as one of the most important issues of management, and makes an effort to be prepared to handle compliance.  However, if the laws and regulations, etc., are not complied with sufficiently, and if any claims, etc., are made in relation to such compliance, then a material effect may occur on the evaluation of the Company group, and may also adversely affect the operational results and stock price of the Company group.  Furthermore, the Company group also makes an effort to be prepared to prevent financial crimes such as money laundering and terrorism financing, but if the Company group is used for large-scale financial crimes, etc., that are unanticipated, then the operations may be suspended or an unexpected loss, etc., may be incurred, and it may also adversely affect the operational results and financial condition of the Company group.

(v)                               Tangible assets risk

The Company group owns and leases tangible assets, such as stores.  If they are damaged, burnt, or suffer deterioration due to natural disaster, illegal acts, or inappropriate asset management, etc., then it may cause an obstacle for the execution of the operations of the Company group.  If matters occur such as a change in purpose of use of the fixed assets owned by the Company group, a decrease in profitability, or decrease in value, then it may adversely affect the operational results or financial condition of the Company group.

(vi)                            Reputation risk

If any negative news or malicious rumor is spread regarding the banking industry or the Company group, then it may adversely affect the stock price of the Company, regardless of whether it is correct or not, and whether it refers to the Company group or not.

(5)                                Capital Adequacy Ratio Decrease Risk

The Company group is required to maintain the consolidated and non-consolidated capital adequacy ratio at domestic standards (4%), because it does not have an overseas business location.

If the Company group’s capital adequacy ratio becomes lower than the required standards, the Financial Services Agency Commissioner will issue various orders including the suspension of all or part of its operations.

The capital adequacy ratio of the Company group may be affected by the following causes:

•                                        Decline in value of the portfolio of securities including shares;

•                                        Increase of credit costs in accordance with increase of bad debts;

•                                        Change of standards and calculation method of capital adequacy ratio; or

•                                        Other unfavorable outcomes described in this section.

(6)                                Risks Concerning Retirement Benefit Obligations

If the market value of the pension assets of the Company group declines, if the investment return of the Company group’s pension assets decreases, or if there are changes in the actuarial premise and/or hypothesis, which are used as the premise for the calculation of retirement benefit obligations, then loss may occur.  Furthermore, if the pension scheme is changed, then there may be unrecognized prior service costs.  Fluctuation of interest rates and other causes may also adversely affect the unfunded pension obligations and yearly fund requirements.

(7)                                Regulation Alteration Risks

The Company group executes operations based on the current restrictions (including laws, regulations, policies, customary practice, construction, etc.).  The future alteration of these restrictions as well as the circumstances occurring thereby may adversely affect the Company group’s execution of operation and operational results.  However, it is difficult to predict the type, contents, degree, etc., of the effect that may occur.

(8)                                Other Risks That May Affect Operational Results, etc., of the Company Group

(i)                                    Risks concerning competition

In recent years, the competition across business sectors is becoming more severe due to a significant deregulation in operations of financial institutions.  Furthermore, the competition is becoming more severe in Hiroshima, where the operations of the Company group are based, due to offensive sales strategies by megabanks and neighborhood banks.

If the Company group cannot achieve a competitive advantage in this kind of business environment, then the operational results and financial condition of the Company group may be adversely affected.

(ii)                                 Risk that the management strategy of the Company group will not succeed

The Company group conducts various management strategies for strengthening the revenue base.  However, if various causes such as the following occur, then these strategies may not succeed, or may not have the desired results:

•                                        an increasing of the amount of good loaned money does not proceed;

•                                        an appropriate interest yield for loaned money cannot be ensured;

•                                        an increase of commission income is not much as it was desired;

•                                        the strategy aiming at an increase in efficiency such as cost reduction does not proceed as desired; or

•                                        the support for clients for management improvement does not proceed as desired.

(iii)                             Risks affected by economic trends of the local areas

The Company group positions Hiroshima and three neighboring prefectures (Okayama, Yamaguchi, and Ehime) as its local areas and main operation bases.  Therefore, the economic trends of these local areas may adversely affect the operational results and financial condition of the Company group.

(iv)                            Risks due to occurrence of natural disaster and infectious disease

The Company group has management sites in Japan, and each site makes an effort to ensure prevention against natural disasters and infectious diseases, etc., and a structure for continuing business.  However, if a situation far beyond the anticipated circumstances occurs, and the officers and employees, and facilities such as stores of the Company group, and clients, incur damage, then it may adversely affect the operational results and financial condition of the Company group.

(v)                               Risks concerning transformation to a holding company structure

Hiroshima Bank is planned to incorporate the Company in October 2020.  However, if in the future, unexpected loss or expenses occur in relation to this case, then it may adversely affect the operational results or financial condition of the Company group.

3.                                     Manager’s Analysis of Financial Conditions, Operating Results, and Cash Flow Status

There are no applicable matters because the Company is a newly incorporated company.

For the analysis of financial conditions, operating results, and cash flow status by the manager of Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, please refer to the annual securities report (filed on June 27, 2019) and quarterly securities reports (filed on August 8, 2019, November 12, 2019, and February 5, 2020) of the Bank.

4.                                     Material Agreements, etc., with Respect to Management

There are no applicable matters because the Company is a newly incorporated company.

For material agreements, etc., with respect to the management of Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, please refer to the annual securities report (filed on June 27, 2019) and quarterly securities reports (filed on August 8, 2019, November 12, 2019, and February 5, 2020) of the Bank.

For the purposes and conditions, etc., of the Share Transfer Plan for the Share Transfer, please refer to “PART II. INFORMATION CONCERNING REORGANIZATION (TENDER OFFER), I. OUTLINE OF REORGANIZATION (TENDER OFFER), 3. Agreements Relating to the Reorganization” above.

5.                                     Research and Development Activities

There are no applicable matters because the Company is a newly incorporated Company.

There are also no applicable matters for Hiroshima Bank, which will be a wholly owned subsidiary company of the Company.

III.                             STATUS OF FACILITIES

1.                                     Overview of Capital Investment

(1)                                The Company

There are no applicable matters because the Company is a newly incorporated company.

(2)                                Consolidated Company

For the overview of capital investment, etc., of Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, please refer to the annual securities report of the Bank (filed on June 27, 2019).

2.                                     Status of Principal Facilities

(1)                                The Company

There are no applicable matters because the Company is a newly incorporated company.

(2)                                Consolidated Company

For the status of principal facilities of Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, please refer to the annual securities report of the Bank (filed on June 27, 2019).

3.                                     Plans for New Installation and Removal, etc., of Facilities

(1)                                The Company

There are no applicable matters because the Company is a newly incorporated company.

(2)                                Consolidated Company

For the plans for new installation and removal, etc., of facilities of Hiroshima Bank, which will be wholly owned subsidiary company of the Company, please refer to the annual securities report of the Bank (filed on June 27, 2019).

IV.                              STATUS OF FILING COMPANY

1.                                     Status of Shares, etc.

(1)                                Total Number of Shares, etc.

The status of the Company as of October 1, 2020 will be as follows.

(i)                                   Total number of shares

Class	Total Number of Authorized Shares (shares)
Common Share	1,000,000,000
Total	1,000,000,000

(ii)                                Issued shares

Class	Number of Issued Shares (shares)	Name of the Listed Financial Instruments Exchange or the Registered Authorized Financial Instruments Firms Association	Details
Common Share	312,315,203 (Note) 1, 2, 3	Tokyo Stock Exchange (First Section)

The shares will have full voting rights and will be the standard shares of the Company with no restrictions on the right to seek dividends of surplus and other rights.
The common shares are book-entry transfer shares, and the number of shares constituting one unit will be 100 shares.
(Note) 4

Total	312,315,203	—	—

(Note)

(1)    Shares of the common share will be issued in conjunction with the Share Transfer subject to permits and approvals, etc., of the relevant authorities as set forth in the Banking Act and other laws and regulations.

(2)    The number is indicated based on the total number of issued shares of the Hiroshima Bank as of March 31, 2020.  However, if the total number of issued shares of the Hiroshima Bank changes before the Share Transfer becomes effective, the above number of new shares to be delivered by the Company will fluctuate.  Since it is planned that the treasury shares held by the Hiroshima Bank will be cancelled to the extent that they can practically be cancelled by the Record Time, the number of treasury shares of the Hiroshima Bank as of March 31, 2020 (317,968 shares) has been excluded from the shares subject to the new share delivery in the above calculation.  In cases where the number of treasury shares of the Hiroshima Bank as of March 31, 2020 fluctuates by the Record Time, including in the case where the Hiroshima Bank’s shareholders exercise their appraisal rights, the number of new shares to be delivered by the Company may fluctuate.

(3)    The Hiroshima Bank plans to apply to list the common share of the Company on the TSE.

(4)    The name and address of the book-entry transfer institution is as follows.

Name:                   Japan Securities Depository Center, Incorporated

Address:         2-1-1 Nihombashi Kayabacho, Chuo-ku, Tokyo

(2)                                Status of Stock Acquisition Rights, etc.

The stock acquisition rights issued by the Hiroshima Bank will be extinguished on the effective date of the Share Transfer, and the Company’s stock acquisition rights will be delivered to the holders of the stock acquisition rights of the Hiroshima Bank on the same day.  The contents of the stock acquisition rights to be delivered by the Company are as follows.

(i)                                   Contents of Stock Option Plan

[Omitted]

(ii)                                Details of the rights plan

Not applicable.

(iii)                             Other status of stock acquisition rights, etc.

Not applicable.

(3)                                Changes in the Total Number of Issued Shares and the Amount of Stated Capital, etc.

The total number of issued shares and the amount of the stated capital, etc., of the Company as of October 1, 2020 will be as follows.

Date	Increase/ Decrease in the Total Number of Issued Shares (shares)	Total Number of Issued Shares (shares)	Increase/ Decrease in the Stated Capital (million yen)	Balance of the Stated Capital (million yen)	Increase/ Decrease in the Capital Reserve (million yen)	Balance of the Capital Reserve (million yen)
October 1, 2020	Common share 312,315,203 (scheduled)	Common share 312,315,203 (scheduled)	60,000	60,000	15,000	15,000

(Note)           The above table is indicated based on the total number of issued shares of the Hiroshima Bank as of March 31, 2020.  However, if the total number of issued shares of the Hiroshima Bank changes before the Share Transfer becomes effective, the above number of new shares to be delivered by the Company will fluctuate.  Since it is planned that the treasury shares held by the Hiroshima Bank will be cancelled to the extent that they can practically be cancelled by the Record Time, the number of treasury shares of the Hiroshima Bank as of March 31, 2020 (317,968 shares) has been excluded from the shares subject to the new share delivery in the above calculation.  In cases where the number of treasury shares of the Hiroshima Bank as of March 31, 2020 fluctuates by the Record Time, including in the case where the Hiroshima Bank’s shareholders exercise their appraisal rights, the number of new shares to be delivered by the Company may fluctuate.

(4)                                Ownership Among Shareholders

As the Company is a newly incorporated company, there are no shareholders as of the filing date hereof.

The ownership among shareholders of the Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, as of March 31, 2020 is as follows.

	As of March 31, 2020
	Status of Shares (Number of Shares Constituting One Unit: 100 Shares)
					Foreign Corporations, etc.
Classification	Government and Local Government	Financial Institutions	Financial Instruments Business Operators	Other Corporations	Non- individuals	Individuals	Individuals and Others	Total	Status of Shares Less than One Unit (shares)
Number of Shareholders (persons)	2	73	33	1,751	234	7	15,361	17,461	—
Number of Shares Held (units)	43	1,272,689	47,381	927,112	426,716	50	449,324	3,123,315	301,671
Shareholding Ratio (%)	0.00	40.75	1.52	29.68	13.66	0.00	14.38	100.00	—

(Note)

(1)      With respect to the 317,968 treasury shares, 3,179 units are included in the “Individuals and Others” column, and 68 shares are included in the “Status of Shares Less than One Unit” column.

(2)      With respect to the Hiroshima Bank shares held in the Board Incentive Plan (BIP) trust, 8,247 units are included in the “Financial Institutions” column, and 76 shares are included in the “Status of Shares Less than One Unit” column.

(3)      With respect to the shares in the name of Japan Securities Depository Center, Incorporated, 10 units are included in the “Other Corporations” column.

(5)                                Status of Voting Rights

(i)                                   Issued shares

As the Company is a newly incorporated company, there are no holders of voting rights as of the filing date hereof.

The status of voting rights of the Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, as of March 31, 2020 is as follows.

	As of March 31, 2020
Classification	Number of Shares (shares)	Number of Voting Rights (units)	Details
Non-voting Shares	—	—	—
Shares with Restricted Voting Rights (Treasury Shares, etc.)	—	—	—
Shares with Restricted Voting Rights (Others)	—	—	—
Shares with Full Voting Rights (Treasury Shares, etc.)	(Shares held in treasury) Common Share 317,900	—	Standard shares with no restrictions on rights of shareholders
Shares with Full Voting Rights (Others)	Common Share 312,013,600	3,120,136	Same as above
Shares Less than One Unit	Common Share 301,671	—	Same as above
Total Number of Issued Shares	312,633,171	—	—
Voting Rights of All Shareholders	—	3,120,136	—

(Note)

(1)    1,000 shares in the name of Japan Securities Depository Center, Incorporated are included in the “Shares with Full Voting Rights (Others)” column in the above table.  10 voting rights for the shares with full voting rights in the name of Japan Securities Depository Center, Incorporated are included in the “Number of Voting Rights” column.

(2)    68 treasury shares held by the Hiroshima Bank are included in the “Shares Less than One Unit” column of the above table.

(3)    824 thousand treasury shares (8,247 voting rights) held in the “Board Incentive Plan (BIP) trust” are included in the “Shares with Full Voting Rights (Others)” column in the above table.  76 treasury shares in the name of that trust are included in the “Shares Less than One Unit” column.

(ii)                                Treasury Shares, etc.

As the Company will be incorporated by the Share Transfer, as of October 1, 2020, which is the effective date of the Share Transfer, no treasury shares are held by the Company.

The treasury shares of the Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, as of March 31, 2020 is as follows.

	As of March 31, 2020
Name of Shareholder	Address of Shareholder	Number of Shares Held in its Own Name (shares)	Number of Shares Held in Another Person’s Name (shares)	Total Number of Shares Held (shares)	Shareholding Ratio to the Total Number of Issued Shares (%)
(Shares held in treasury) The Hiroshima Bank, Ltd.	1-3-8 Kamiyacho, Naka-ku, Hiroshima City	317,900	824,700 (Note)	1,142,600	0.36
Total	—	317,900	824,700	1,142,600	0.36

(Note)                       Reason why the shares are held in another person’s name

The Master Trust Bank of Japan, Ltd. (BIP trust account: 76,131) holds shares as trust assets for the “Board Incentive Plan (BIP) trust.”

2.                                     Status of Acquisition, etc., of Treasury Shares

Class, etc., of Shares

As the Company is a newly incorporated company, there are no applicable matters.

(1)                                Status of Acquisition by a Resolution of the Shareholders Meeting

As the Company is a newly incorporated company, there are no applicable matters.

(2)                                Status of Acquisition by a Resolution of the Board of Directors

As the Company is a newly incorporated company, there are no applicable matters.

(3)                                Content of Matters Not Subject to Resolutions of the Shareholders Meeting or the Board of Directors

As the Company is a newly incorporated company, there are no applicable matters.

(4)                                Status of Handling and Holding of the Acquired Treasury Shares

As the Company is a newly incorporated company, there are no applicable matters.

3.                                     Dividend Policies

As the Company is a newly incorporated company, the basic dividend policy, the basic policy on the number of distributions of dividends in each business year, and the usage of internal reserve have not been determined.

Regarding the considerations in determining the distributions of dividends in the latest business year, there are no applicable matters as the Company will be incorporated on October 1, 2020 by the Share Transfer, and as the first account settlement date has not yet arrived as of the filing date hereof.

Regarding the organizational elements determining the distributions of dividends, the Company will provide in its articles of incorporation that “unless otherwise provided in applicable laws or regulations, matters set forth in the items of Article 459, paragraph (1) of the Companies Act may be decided by a resolution of the board of directors.”

The Company will provide in its articles of incorporation that the record date for the Company’s dividends of surplus shall be March 31 of each year for year-end dividends, and September 30 of each year for interim dividends.

4.                                     Status of Corporate Governance, etc.

The Company will be listed on the first section of the TSE by means of so-called technical listing, and will build a corporate governance structure of the same or higher level of that of the Hiroshima Bank, which will be a wholly owned subsidiary company of the Company by the Share Transfer.

For the status on the corporate governance of the Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, please see the annual securities report of the Hiroshima Bank (submitted on June 27, 2019).

(1)                                Outline of Corporate Governance

(i)                                   Basic idea for corporate governance

In order to enhance the efficiency and transparency of the management and to gain the high evaluation and unwavering trust of customers, shareholders, and other stakeholders, the Company considers strengthening of its corporate governance as the most important issue for the management and will take various measures to achieve it.

(ii)                                 Outline of the corporate governance structure and reasons for adopting the structure

Considering the purpose of the incorporation of the Company being a bank holding company, i.e., strengthening group governance by managing and supervising the management and business operations of each operational company within the group including subsidiary banks, etc., the Company will adopt the form of “company with audit and supervisory committee” as the design of its organizational elements under the Companies Act, and will further strengthen and enhance the corporate governance structure through measures such as further strengthening the board of directors’ supervisory function and the audit and supervisory committee’s audit function.

The board of directors (chaired by the Chairman) consists of five directors (excluding directors who are audit and supervisory committee members) and four directors who are audit and supervisory committee members (three of them are outside directors), and will supervise the decision-making and execution of business concerning matters that are important for the management of the Company group.

In addition, the Company will establish the group management meeting (chaired by the President) consisting of the Chairman, President, and department heads under the board of directors.  Furthermore, for the purpose of investigating, researching, or coordinating specific matters, the Company will establish various committees, such as the group management strategy committee, the group IT strategy committee, the group comprehensive risk management committee, the group cross-shareholding verification committee, the group compliance committee, the HD incentives and discipline committee, and the group FD committee, consisting of the heads, etc., of the relevant departments including those in subsidiaries.  Each committee will hold meetings on a regular basis or as necessary, and will address key management issues and cross-sectional measures and considerations.  Matters agreed or discussed at these committee meetings will be submitted or reported to the board of directors or the group management meeting, etc.  The Company believes that these committees will contribute to strengthening of the governance and improvement of the soundness and appropriateness of the business operations of the Company group.

(iii)                              Status of establishment of internal control system and risk management system

The Company will aim to achieve sound and highly transparent management in order to gain the genuine trust of all stakeholders, including customers, regional communities, shareholders, markets, and employees, under the following management philosophy.

•                                         Hirogin Holdings will create the shared values with the regional community to realize a sustainable society, based on five items of the code of conduct.

1.                                     Work in step with the regional community to actively contribute to its development

2.                                     Think and act from the customer’s point of view to contribute to their prosperous life and business development

3.                                    Continuously improve the corporate value

4.                                     Create a cheerful, rewarding corporate group where everyone works healthfully

5.                                    Exercise a high level of compliance

In addition, the Company will make efforts to strengthen the corporate governance and internal control systems by electing outside directors who satisfy the requirements for “independent officers” established by the TSE.

A.                                   Structure to ensure that the execution of duties of directors and employees will comply with laws, regulations, and the articles of incorporation

The Company will establish the “Group Code of Ethics,” the “Group Service Regulations,” and the “Group Compliance Regulations,” and will specify the rules of conduct, etc., for employees. The Company will consider thorough compliance as one of the most important issues for the management, and will make efforts to faithfully engage in corporate activities by strictly complying with all laws, regulations, and rules.

B.                                   Structure concerning storage and management of information regarding the execution of duties of directors

The Company will provide in the “Regulations on the Board of Directors” that minutes of the board of directors’ meetings shall be stored for 10 years.

In addition, in its internal regulations, the Company will also provide for how to store important information such as minutes, etc., of the group management meeting, etc., and will build appropriate information storage and management systems.

C.                                  Regulations on management of the risk of loss and other structure

The Company will establish the “Group Comprehensive Risk Management Regulations” to appropriately respond to various risks.  The Company will prevent losses that will have a material impact on the Company group’s management from occurring or expanding by comprehensively understanding and analyzing each risk.

Furthermore, the Company will establish the “Group Equity Capital Management Regulations” for the purpose of securing adequate equity capital balanced with the risks and maintaining the soundness of the management.  The Company will appropriately manage its equity capital, including responding to the capital adequacy requirement under Basel III.

In addition, in the “Group Crisis Management Regulations,” the Company will provide for important business, etc., that needs to be continued on a priority basis as a “Business Continuity Plan (BCP)” in order to appropriately respond to the risk of inability to continue business due to an earthquake or any other large-scale disaster.

D.                                   Structure to ensure that the execution of duties of directors will be performed efficiently

The Company will establish the group management meeting and will entrust the group management meeting with the decision-making on important matters concerning the management in general based on the basic policy determined by the board of directors.

Furthermore, in order to facilitate the efficient execution of duties based on a decision by the board of directors, the Company will establish regulations concerning allocation of duties, office organization, and official authority.

E.                                    Structure to ensure the properness of operations of a group of enterprises

The Company will establish the “Group Company Management Administration Regulations” to ensure sound and smooth management of the group.

F.                                     Particulars related to the employee to assist the functions of the audit and supervisory committee, particulars regarding independence of the employee from directors (excluding directors who are audit and supervisory committee members), and particulars related to ensuring the effectiveness of instructions given by the audit and supervisory committee to the employee

The Company will establish the audit and supervisory committee secretariat which will assist the functions of the audit and supervisory committee and will be under the supervision of the audit and supervisory committee.

G.                                  Structure concerning reporting to the audit and supervisory committee

The Company group will establish the rules on reporting to the audit and supervisory committee in its internal regulations, and will provide that if an act that violates any law or regulation occurs, the relevant department will immediately report it to the audit and supervisory committee.

H.                                  Structure to ensure that necessary measures will be taken so that persons who make a report to the audit and supervisory committee are not treated disadvantageously due to making the report

The Company group will provide for the protection of whistle-blowers (consulters) in its internal regulations.

I.                                       Particulars related to policies concerning processing of expenses or obligations that arise with regard to the execution of duties of the audit and supervisory committee members

The Company will provide in its internal regulations the handling of budgets and expenses related to the execution of duties of the audit and supervisory committee, and will appropriately respond based on the purpose of the Companies Act.

J.                                       Other structures to ensure that audits by the audit and supervisory committee will be effectively conducted

As the Company is a newly incorporated company, other matters have not been determined.  However, the Company will develop structures in its internal regulations to ensure that audits by the audit and supervisory committee will be conducted effectively.

(iv)                             Outline of agreement limiting liability

The Company will provide in its articles of incorporation that pursuant to the provisions of Article 427, paragraph (1) of the Companies Act, the Company may enter into an agreement with directors (excluding executive directors) that limits their liability for damages due to the failure to perform their duties.  However, the limited amount of liability under the agreement will be limited to the minimum liability amount set forth in laws and regulations.

(v)                                Matters concerning directors

The Company will provide in its articles of incorporation that it shall have ten or less directors (excluding directors who are audit and supervisory committee members) and five or less directors who are audit and supervisory committee members.

Furthermore, the Company will provide in its articles of incorporation that a resolution to elect directors shall be adopted at a shareholders meeting at which shareholders holding one-third or more of voting rights of the shareholders entitled to vote shall be present, by a majority of the voting rights of the shareholders present and that no cumulative voting shall be used in the election of directors.

(vi)                             Matters subject to a resolution of the shareholders meeting that may be determined by a resolution of the board of directors

The Company will provide in its articles of incorporation that it may acquire its own shares through market transactions, etc., by a resolution of the board of directors, pursuant to Article 165, paragraph (2) of the Companies Act.  This aims to enable prompt performance of capital policies.

In addition, the Company will provide in its articles of incorporation that unless otherwise provided for in laws or regulations, matters set forth in the items of Article 459, paragraph (1) of the Companies Act, such as dividends of surplus, may be determined by a resolution of the board of directors.  This aims to return profit to shareholders on a stable basis.

(vii)                         Requirements for a special resolution of the shareholders meeting

With respect to a special resolution of the shareholders meeting set forth in Article 309, paragraph (2) of the Companies Act, the Company will provide in its articles of incorporation that the resolution shall be adopted at a shareholders meeting at which shareholders holding one-third or more of voting rights of the shareholders entitled to vote shall be present, by two-thirds or more of the voting rights of the shareholders present.  This aims to allow shareholders meetings to be conducted smoothly by reducing the quorum required for a special resolution of the shareholders meeting.

(viii)                      Other Matters

As the Company is a newly incorporated company, other matters have not been determined

(Reference) Chart of the corporate governance system

(2)                                Status of Officers

(i)                                   List of officers

The details of the persons who are scheduled to assume the office of officers of the Company on October 1, 2020 are as follows.

Eight male persons, one female person (ratio of female officers: 11.1%)

Title	Name	Date of Birth	Personal History		Term of Office	(1) Number of Common Shares of the Hiroshima Bank Held (2) Number of Common Shares of the Company to Be Allotted
Chairman	Koji Ikeda	September 3, 1953	Apr. 1977	Joined the Hiroshima Bank, Ltd.	(Note) 2	(1) 14,700 shares (2) 14,700 shares
			Jun. 2003	General Manager of Management Planning Division
			Apr. 2006	Executive Officer and General Manager of Fukuyama Sales Division
			Apr. 2008	Managing Executive Officer and General Manager of Fukuyama Sales Division
			Apr. 2009	Managing Executive Officer and General Manager of Management Planning Division
			Jun. 2009	Managing Director and General Manager of Management Planning Division
			Jan. 2011	Managing Director and General Manager of Management Planning Division and Head of Public Relations and Regional Contribution Office
			Apr. 2011	Managing Director
			Jun. 2012	President
			Jun. 2018	Chairman (incumbent)

President	Toshio Heya	May 1, 1960	Apr. 1983	Joined the Hiroshima Bank, Ltd.	(Note) 2	(1) 7,361 shares (2) 7,361 shares
			Apr. 2011	General Manager of Management Planning Division
			Apr. 2013	Executive Officer and General Manager of Head Office Business Department
			Apr. 2015	Managing Executive Officer and General Manager of Head Office Business Department
			Apr. 2016	Managing Executive Officer
			Jun. 2016	Director and Managing Executive Officer
			Jun. 2018	President (incumbent)

Director	Akira Ogi	July 3, 1963	Apr. 1986	Joined the Hiroshima Bank, Ltd.	(Note) 2	(1) 9,400 shares (2) 9,400 shares
			Apr. 2016	General Manager of Management Planning Division
			Apr. 2017	Executive Officer and General

Manager of Management Planning Division
			Oct. 2018	Managing Executive Officer
			Jun. 2019	Director and Managing Executive Officer
			Apr. 2020	Director and Senior Managing Executive Officer (incumbent)

Director	Kazuo Kiyomune	February 8, 1963	Apr. 1986	Joined the Hiroshima Bank, Ltd.	(Note) 2	(1) 5,100 shares (2) 5,100 shares
			Apr. 2015	General Manager of Otemachi Branch
			Apr. 2018	Executive Officer and General Manager of Kure Branch and General Manager of Kure City Municipal Office Sub-branch
			Apr. 2020	Managing Executive Officer (incumbent)

Director	Fumitsugu Kariyada	March 23, 1965	Apr. 1987	Joined the Hiroshima Bank, Ltd.	(Note) 2	(1) 14,000 shares (2) 14,000 shares
			Apr. 2015	General Manager of Banking Business Planning Division
			Apr. 2018	Executive Officer and General Manager of Tokyo Branch
			Apr. 2020	Managing Executive Officer (incumbent)

Director (Audit and Supervisory Committee Member)	Hitoshi Katayama	December 24, 1961	Apr. 1985	Joined the Hiroshima Bank, Ltd.	(Note) 3	(1) 8,200 shares (2) 8,200 shares
			Apr. 2017	Senior General Manager of Compliance Management Division
			Jun. 2017	Full-time company auditor (incumbent)

Director (Audit and Supervisory Committee Member)	Kaori Maeda	June 22, 1959	Apr. 1982	Assistant, School of Engineering, Hiroshima University	(Note) 3	(1) 7,200 shares (2) 7,200 shares
			Apr. 1990	Radiation Effects Research Foundation
			Jun. 1994	Assistant, Department of Computer and Network Engineering, Faculty of Information Sciences, Hiroshima City University
			Apr. 1996	Lecturer, Information Processing Center, Hiroshima City University
			Jul. 2000	Assistant Professor, Information Processing Center, Hiroshima City University
			Apr. 2007	Professor, Graduate School of Information Sciences, Hiroshima City University (incumbent)
			Jun. 2015	Outside Director of the Hiroshima Bank, Ltd. (incumbent)
			Apr. 2020	Dean of Faculty of Information Sciences, Hiroshima City University, and Dean of the Graduate School of Information Sciences, Hiroshima City University (incumbent)

Director (Audit and	Yoshinori Takahashi	July 17, 1948	Jan. 1975	Joined Asahi Accounting Corporation	(Note) 3	(1) 7,200 shares

Supervisory Committee Member)			Mar. 1980	Registered as a certified public accountant (incumbent)		(2) 7,200 shares
			Oct. 2000	Assumed the position of audit and supervisory committee member of Hiroshima Prefecture
			Jun. 2006	General Manager of Hiroshima Branch, KPMG AZSA LLC.
			Jul. 2011	Representative of Takahashi CPA & Tax Accountant Office (incumbent)
			Jun. 2015	Company auditor of the Hiroshima Bank, Ltd. (incumbent)

Director (Audit and Supervisory Committee Member)	Satoshi Miura	April 3, 1944	Apr. 1967	Joined Nippon Telegraph and Telephone Public Corporation	(Note) 3	(1) 6,000 shares (2) 6,000 shares
			Jun. 1996	Senior Vice President and Head of Personnel of Nippon Telegraph and Telephone Corporation
			Jun. 1998	Executive Vice President and Executive Manager of the Personnel Industrial Relations Department of Nippon Telegraph and Telephone Corporation
			Jun. 2002	President and Representative Director of Nippon Telegraph and Telephone East Corporation
			Jun. 2007	President & CEO of Nippon Telegraph and Telephone Corporation
			Jun. 2012	Chairman of the Board of Nippon Telegraph and Telephone Corporation
			Jun. 2016	Director of the Hiroshima Bank, Ltd. (incumbent)
			Jun. 2018	Special Advisor of Nippon Telegraph and Telephone Corporation

(Note)

(1)              Directors Kaori Maeda, Yoshinori Takahashi, and Satoshi Miura are outside directors as set forth in Article 2, item (xv) of the Companies Act.

(2)              The term of office of directors who are not audit and supervisory committee members will commence on October 1, 2020 and will expire upon the closing of the annual shareholders meeting concerning the business year ending in March 2021.

(3)              The term of office of directors who are audit and supervisory committee members will commence on October 1, 2020 and will expire upon the closing of the annual shareholders meeting concerning the business year ending in March 2022.

(4)              The number of the Hiroshima Bank’s common shares held by each of the officers is based on the holding status as of March 31, 2020, and the number of the Company’s common shares to be allotted to them is calculated based on that holding status and by taking into account the share transfer ratio.  Therefore, the number of the Company’s common shares to be actually allotted may fluctuate in accordance with the holding status until immediately before the incorporation date of the Company.

(5)              The titles are those planned as of the filing date hereof.

(6)              Director Kaori Maeda’s name on her family register is Kaori Aibara.

(ii)                                Status of outside officers

The Company will have three outside directors.

The personal relationship, capital relationship, or business relationship with the outside directors, or other interests, and the functions and roles that the outside directors will fulfill in the corporate governance of the Company are as follows.

Name of Outside Director	Personal Relationship, Capital Relationship, or Business Relationship, or Other Interests	Functions and Roles to Be Fulfilled in the Corporate Governance
Kaori Maeda

The capital relationship (holding of the Company shares by outside directors) is as stated in “(i) List of officers.” There is no prospect that any personal relationship, business relationship, or other interests will occur.

Ms. Kaori Maeda was determined to be a person who could contribute to strengthening the effectiveness of the decision-making function and supervisory function of the Company’s board of directors in a position independent from the management by utilizing that abundant experience and wide and high-level knowledge as an academic expert in the IT field.

Yoshinori Takahashi

The capital relationship (holding of the Company shares by outside directors) is as stated in “(i) List of officers.” There is no prospect that any personal relationship, business relationship, or other interests will occur.

Mr. Yoshinori Takahashi was determined to be a person who could contribute to strengthening the effectiveness of the decision-making function and supervisory function of the Company’s board of directors in a position independent from the management by utilizing that abundant experience and wide and high-level knowledge as a certified public accountant.

Satoshi Miura

The capital relationship (holding of the Company shares by outside directors) is as stated in “(i) List of officers.” There is no prospect that any personal relationship, business relationship, or other interests will occur.

Mr. Satoshi Miura was determined to be a person who could contribute to strengthening the effectiveness of the decision-making function and supervisory function of the Company’s board of directors in a position independent from the management by utilizing that abundant experience and wide and high-level knowledge as a corporate executive.

The Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, has established no criteria for independence from the Hiroshima Bank in the election of outside directors.  However, for the purpose of strengthening the functions of outside directors in monitoring and supervising the management, the Hiroshima Bank has a policy to elect and secure independent officers by referring to the criteria established by the TSE.  The Company will elect outside directors based on the same policy.

(iii)                              Mutual cooperation among outside directors’ supervision or audits and internal audits, the audit and supervisory committee’s audits, and accounting audits, as well as relationship with the internal control department

All of three outside directors of the Company are audit and supervisory committee members and will perform part of the directors’ supervisory function by determining their opinions on the election, etc., of directors (excluding directors who are audit and supervisory committee members) and remuneration, etc., in the audit and supervisory committee.  Furthermore, each of the directors who are audit and supervisory committee members, including outside directors, will make efforts to conduct audits efficiently, by actively exchanging opinions and information with the internal audit department or the financial auditor and by closely cooperating with each other.

In addition, each of the directors who are audit and supervisory committee members will make efforts to develop and strengthen the internal control systems by receiving reports from the internal control department on a regular basis or as necessary, requesting explanations as necessary, or providing advice and recommendations.

(3)                                Status of Audits

(i)                                   Status of audits by the audit and supervisory committee

As the Company is a newly incorporated company, there are no applicable matters.

Regarding audits by the company auditors of the Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, each company auditor conducts audits on the execution of duties of the directors based on the “Auditing Standards for Company Auditors”, the “Audit Practice Criteria for Internal Control Systems,” and the “Auditing Plan for Company Auditors” for each business year established by the audit and supervisory board, as well as in accordance with their allocated duties.  Specifically, the company auditors conduct audits by attending the board of directors’ meetings and other important meetings, interviewing the directors, etc., regarding the execution of their duties, inspecting important approval documents, etc., investigating the business operations at each branch and the condition of assets, and monitoring and verifying the internal control systems, and they report the results thereof to the board of directors on a monthly basis, exchange opinions with the representative director(s), etc., on a regular basis, and provide appropriate proposals, advice, or requests; thus, they conduct effective auditing.

External company auditor Yoshinori Takahashi is a certified public accountant and has a considerable degree of financial and accounting knowledge.

In addition, in connection with the audits by the company auditors, the audit and supervisory board secretariat was established, and a dedicated employee is being deployed to assist the company auditors with their duties.

(ii)                                Status of internal audits

As the Company is a newly incorporated company, there are no applicable matters.

Regarding internal auditing at the Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, the internal audit department, which is independent of the subject departments, conducts audits of each branch and department, subsidiary, affiliated company, and outsourced function of the Hiroshima Bank, based on the “Internal Audit Regulations” established by the board of directors for the purpose of building an effective internal audit system designed to achieve compliance and to respond to various types and degrees of risks and to contribute to sound and appropriate business operations.  Specifically, internal audits are conducted on matters relating to compliance, matters relating to risk management, matters relating to internal control over financial reports, and other matters in accordance with the “Internal Audit Basic Plan” established semi-annually by the board of directors, and the results are reported to the board of directors on a monthly basis.  The internal audit department notifies the subject departments of the internal audit results in writing, and makes improvement requests or recommendations for corrections regarding matters that require improvement or correction, and the status of responses to such requests or recommendations is reported to the board of directors on a regular basis.

(iii)                             Status of accounting audits

As the Company is a newly incorporated company, there are no applicable matters.

Audits under the Financial Instruments and Exchange Act will be entrusted to KPMG AZSA LLC.

(iv)                            Substance, etc., of remuneration for audits

As the Company is a newly incorporated company, there are no applicable matters.

(4)                                Remuneration, etc., of Officers

(i)                                    Matters regarding the policy to determine the amount of remuneration, etc., of officers and the calculation method thereof

The Company has not established any policy for determining the amount of remuneration, etc., of officers and the calculation method thereof.

The remuneration, etc., of directors (excluding directors who are audit and supervisory committee members) and the remuneration, etc., of directors who are audit and supervisory committee members will be determined by a resolution of the shareholders meeting.

However, the amount of the sum certain remuneration for directors (excluding directors who are audit and supervisory committee members) and directors who are audit and supervisory committee members for the period from the incorporation date of the Company to the closing of the first annual shareholders meeting, and the substance of the remuneration, etc., of directors (excluding directors who are audit and supervisory committee members) subject to the stock compensation plan (Board Incentive Plan (BIP) trust) covering the period from the incorporation date of the Company to the business year ending on March 31, 2023 will be as follows, subject to approval at the annual shareholders meeting of the Hiroshima Bank to be held on June 25, 2020.

A.                                   Directors (excluding directors who are audit and supervisory committee members)

a.                                     Sum certain remuneration

200 million yen or less per year (not including the portion of employee’s salary payable to directors who concurrently serve as employees)

b.                                    Stock compensation (Board Incentive Plan (BIP) trust)

Please see Article 2 (Initial Remuneration, etc., of Directors), paragraph 3 of the Supplementary Provisions of the Articles of Incorporation of Hirogin Holdings, Inc. attached as Exhibit 1 to “PART II. INFORMATION CONCERNING REORGANIZATION (TENDER OFFER), I. OUTLINE OF REORGANIZATION (TENDER OFFER), 3. Agreements Relating to the Reorganization, (2) Details of the Share Transfer Plan.”

B.                                  Directors who are audit and supervisory committee members

Sum certain remuneration only; the total amount will be 100 million yen or less per year.

(ii)                                 Total amount of remuneration, etc., for each officer class, total amount by type of remuneration, etc., and number of eligible officers

As the Company is a newly incorporated company, there are no applicable matters.

(iii)                             Total amount, etc., of consolidated remuneration, etc., for each officer

As the Company is a newly incorporated company, there are no applicable matters.

(5)                                Status of Shareholding

(i)                                   Criteria and ideas for classification of investment stocks

As the Company is a newly incorporated company, there are no applicable matters.

The Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, classifies investment stocks into investment stocks held for the purpose of pure investment and investment stocks held for any purpose other than pure investment, as follows.

(Investment stocks held for the purpose of pure investment)

These stocks are held solely for the purpose of obtaining profits based on fluctuations in stock prices or dividends from stocks.

(Investment stocks held for any purpose other than pure investment)

In addition to the purpose of obtaining profits based on fluctuations in stock prices or dividends from stocks, these stocks are held for the purpose of developing the regional economy and enhancing the mid-to-long term corporate value of the Hiroshima Bank.

(ii)                                Investment stocks held for any purpose other than pure investment

a.                                     Holding policy and method for verifying the rationality of holding, and details of verification by the board of directors, etc., regarding the suitability of holding individual stocks

As the Company is a newly incorporated company, there are no applicable matters.

The Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, has a basic policy of not holding any stock unless some significance to the shareholding is found, such as where the shareholding contributes to the development of the regional economy and the enhancement of the corporate value of the Hiroshima Bank.  The significance of shareholding is confirmed by the board of directors regularly verifying (A) whether the benefits and risks of the relevant stock are balanced with the capital costs of holding the stock, and (B) the issuing company’s (a) degree of contribution to the regional economy, (b) future growth and possibilities, and (c) profitability from bank transactions over the mid-to-long term.

b.                                     Number of stock names and amounts booked on the balance sheet

As the Company is a newly incorporated company, there are no applicable matters.

c.                                      Information on the number of shares for each issue of specified investment stocks and deemed stocks held and amounts booked on the balance sheet, etc.

As the Company is a newly incorporated company, there are no applicable matters.

(iii)                             Investment stocks held for the purpose of pure investment

As the Company is a newly incorporated company, there are no applicable matters.

(iv)                             Investment stocks whose holding purpose was changed from the purpose of pure investment to any purpose other than pure investment during the current business year

As the Company is a newly incorporated company, there are no applicable matters.

(v)                                Investment stocks whose holding purpose was changed from any purpose other than pure investment to the purpose of pure investment during the current business year

As the Company is a newly incorporated company, there are no applicable matters.

V.                                   STATUS OF ACCOUNTING

As the Company is a newly incorporated company, and the first account settlement date has not yet arrived as of the filing date hereof, there are no applicable matters.

For the status of accounting of the Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, please see the annual securities report (submitted on June 27, 2019) and the quarterly securities reports (submitted on August 8, 2019, November 12, 2019, and February 5, 2020) of the Hiroshima Bank.

VI.                              SUMMARY OF SHARE HANDLING BY THE FILING COMPANY

The summary of share handling by the Company is as follows.

Business Year	From April 1 to March 31; however, the first business year is planned to commence on the incorporation date of the Company and to end on March 31, 2021.
Annual Shareholders Meeting	In June
Record Date	March 31
Type of Share Certificates	Not applicable
Record Date for Dividend of Surplus	September 30 and March 31
Number of Shares Constituting One Unit of Shares	Common share: 100 shares
Purchase of Shares Less than One Unit
- Place of Purchase	(Special account) 3-6-3 Fushimi-machi, Chuo-ku, Osaka City Mitsubishi UFJ Trust and Banking Corporation, Osaka Corporate Agency Division
- Shareholder Register Administrator	(Special account) 1-4-5 Marunouchi, Chiyoda-ku, Tokyo Mitsubishi UFJ Trust and Banking Corporation
- Contact Location	—
- Fees for Purchasing Shares	Amount separately provided in the “Share Handling Regulations” of the Company as an amount equivalent to the share brokerage fee
Method of Giving Public Notice

Public notices of the Company shall be given through electronic public notices; provided, however, that, if a public notice is unable to be given through an electronic public notice due to an accident or other unavoidable circumstances, it shall be given in the Nihon Keizai Shimbun and the Chugoku Shimbun issued in Hiroshima-shi.

The URL for indicating public notice: Not yet determined

Special Benefits Given to Shareholders	Not yet determined

(Note)             Pursuant to the articles of incorporation of the Company, the Company’s shareholders may not exercise rights other than the following rights with respect to their shares less than one unit:

(1)                      The rights set forth in the items of Article 189, paragraph (2) of the Companies Act;

(2)                      The right of demand under Article 166, paragraph (1) of the Companies Act;

(3)                       The right to be allotted shares for subscription and stock acquisition rights for subscription, according to the number of shares held by the relevant shareholder; and

(4)                       The right to demand that the Company sell to a holder of shares less than one unit such number of shares which, together with the number of shares less than one unit held by such holder of shares less than one unit, will constitute one share unit.

VII.                         REFERENCE INFORMATION OF THE FILING COMPANY

[Omitted]

PART IV.                                         SPECIAL INFORMATION

[Omitted]

PART V.                                              INFORMATION OF REORGANIZED COMPANY

[Omitted]

PART VI.                                         INFORMATION REGARDING SHARES FOR SUBSCRIPTION

I.                                       TRANSFER OF SHARES, ETC. HELD BY CONSTITUENCIES, ETC.

[Omitted]

II.                                  OVERVIEW OF THIRD PARTY ALLOTMENT, ETC.

[Omitted]

III.                             STATUS OF SHAREHOLDERS

As the Company is a newly incorporated company, there are no shareholders as of the filing date hereof; however, as of March 31, 2020, the shareholders of the Hiroshima Bank, which will be a wholly owned subsidiary company of the Company, are as follows.

As of March 31, 2020

Name	Address	Number of Shares Held (thousand shares)	Shareholding Ratio to the Total Number of Issued Shares (excluding treasury shares) (%)
Japan Trustee Services Bank, Ltd. (Trust Account)	1-8-11 Harumi, Chuo-ku, Tokyo	18,134	5.80
The Master Trust Bank of Japan, Ltd. (Trust Account)	2-11-3 Hamamatsu-cho, Minato-ku, Tokyo	16,194	5.18
Meiji Yasuda Life Insurance Company	2-1-1 Marunouchi, Chiyoda-ku, Tokyo	9,504	3.04
Sompo Japan Nipponkoa Insurance Inc.	1-26-1 Nishi-shinjuku, Shinjuku-ku, Tokyo	7,500	2.40
CP Chemical Incorporated	1516 Higashiebara-cho, Ibara-shi, Okayama	7,463	2.38
Nippon Life Insurance Company	1-6-6 Marunouchi, Chiyoda-ku, Tokyo	6,042	1.93
Sumitomo Life Insurance Company	7-18-24 Tsukiji, Chuo-ku, Tokyo	6,038	1.93
The Chugoku Electric Power Company, Incorporated	4-33 Komachi, Naka-ku, Hiroshima-shi, Hiroshima	6,004	1.92
Japan Trustee Services Bank, Ltd. (Trust Account No. 5)	1-8-11 Harumi, Chuo-ku, Tokyo	5,920	1.89
The Bank of Fukuoka, Ltd.	2-13-1 Tenjin, Chuo-ku, Fukuoka-shi	5,500	1.76
Total	—	88,299	28.23

(Note)             Among the number of shares held by the trust banks listed above, the number of shares held as part of their trust services is as follows.

Japan Trustee Services Bank, Ltd. (Trust Account)	18,134 thousand shares
The Master Trust Bank of Japan, Ltd. (Trust Account)	16,194 thousand shares
Japan Trustee Services Bank, Ltd. (Trust Account No. 5)	5,920 thousand shares

[Omitted]